THE ADVISORS’ INNER CIRCLE FUND
One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-866-487-9386
www.tswinvest.com

March 1, 2013

Dear Shareholder:

I am writing to let you know that a special meeting of the shareholders of the TS&W Fixed Income Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “AIC Trust”), will be held on April 4, 2013 at 10:00 a.m. ET, at the principal executive offices of the AIC Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “Meeting”).  The purpose of the Meeting is to vote on a proposal to reorganize the Target Fund into the Nationwide Core Plus Bond Fund (the “Acquiring Fund”), a series of Nationwide Mutual Funds (the “NMF Trust”). If the proposal is approved, Target Fund shareholders will be issued Institutional Class shares of the Acquiring Fund (“Acquiring Fund Shares”).

If you are a shareholder of record of the Target Fund as of the regular close of business of the New York Stock Exchange on January 31, 2013, you have the opportunity to vote on the proposal.  This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote.  If the Target Fund’s shareholders vote to approve the reorganization, shareholders of the Target Fund will receive Acquiring Fund Shares having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the reorganization.

Thompson, Siegel & Walmsley LLC (“TSW”), the Target Fund’s investment adviser, believes that reorganizing the Target Fund into the Acquiring Fund will be beneficial to the Target Fund and its shareholders in that it will provide the Target Fund with access to the NMF Trust’s large distribution platform, which could provide potential asset growth opportunities, greater efficiencies and economies of scale that could benefit the Target Fund and its shareholders.  The Target Fund is substantially similar to the Acquiring Fund, which is a new series within the NMF Trust that was created specifically for the purpose of acquiring the assets and liabilities of the Target Fund. If the reorganization is approved, TSW will serve as the subadviser of the Acquiring Fund and the current portfolio manager of the Target Fund will also serve as the portfolio manager of the Acquiring Fund, subject to the supervision of Nationwide Fund Advisors, the investment adviser to the Acquiring Fund, and the Board of Trustees of the NMF Trust.  TSW does not expect that the proposed reorganization will result in a change in the level or quality of services shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund.  The proposed reorganization has been carefully reviewed and approved by each of the Board of Trustees of the AIC Trust (“AIC Board” or “AIC Trustees”) and the Board of Trustees of the NMF Trust (“NMF Board” or “NMF Trustees”).  The AIC Trustees recommend that you vote FOR the proposed reorganization. For information regarding the factors that were considered by the AIC Trustees when approving the proposed reorganization, please refer to the section entitled “Board Considerations” in the enclosed Combined Proxy Statement/Prospectus.

More information on the specific details of and reasons for the reorganization is contained in the enclosed Combined Proxy Statement/Prospectus.  Please read the enclosed materials carefully and cast your vote on the Proxy Card.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions before you vote, please call the AIC Trust toll-free at 1-866-487-9386.  Thank you for your participation in this important initiative.

Sincerely,

/s/Michael Beattie
Michael Beattie
President
The Advisors’ Inner Circle Fund

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A Proxy Card covering your Fund is enclosed along with the Combined Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY.  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please vote via the Internet or by telephone, or mark, sign and return your Proxy Card.  If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposal indicated on the card. You may revoke your proxy at any time at or before the Meeting.

Please vote your shares today.

You may vote by:

•	Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card.

•	Telephone: please have the Proxy Card available, call the number on the enclosed card and follow the instructions.

•	Mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Combined Proxy Statement/Prospectus by mail.

If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, LLC, reminding you to vote.

THE BOARD OF TRUSTEES OF THE AIC TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

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INSTRUCTIONS FOR SIGNING PROXY CARD(S)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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THE ADVISORS’ INNER CIRCLE FUND
One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-866-487-9386
www.tswinvest.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 4, 2013

To the shareholders of the TS&W Fixed Income Portfolio, a series of The Advisors’ Inner Circle Fund, a Massachusetts business trust (the “AIC Trust”):

NOTICE IS HEREBY GIVEN that the AIC Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the TS&W Fixed Income Portfolio (the “Target Fund”), on April 4, 2013 at 10:00 a.m. ET, at the principal executive offices of the AIC Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The purpose of the Meeting is to consider and act upon the following proposals:

1.
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition by Nationwide Mutual Funds, a Delaware statutory trust (the “NMF Trust”), on behalf of its series, Nationwide Core Plus Bond Fund (the “Acquiring Fund”), of all of the property, assets and goodwill of the Target Fund, in exchange solely for both Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as practicable after the closing (the “Proposal”).

2.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

A copy of the form of the Plan, which more completely describes the transaction proposed, is attached as Appendix A to the enclosed Combined Proxy Statement/Prospectus.  It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting.  If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Combined Proxy Statement/Prospectus.

Shareholders of record of the Target Fund at the regular close of business of the New York Stock Exchange on January 31, 2013 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof.  Each share of the Target Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposal.

The Board of Trustees of the AIC Trust recommends that the shareholders of the Target Fund vote FOR the Proposal.

By order of the Board of Trustees of The Advisors’ Inner Circle Fund

/s/Dianne M. Sulzbach
Dianne M. Sulzbach
Vice President and Secretary of The Advisors’ Inner Circle Fund
March 1, 2013

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Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the enclosed Combined Proxy Statement/Prospectus.

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COMBINED PROXY STATEMENT/PROSPECTUS
DATED MARCH 1, 2013

THE ADVISORS’ INNER CIRCLE FUND
One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-866-487-9386
www.tswinvest.com

NATIONWIDE MUTUAL FUNDS
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
1-800-848-0920
www.nationwide.com/mutualfunds

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of the TS&W Fixed Income Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “AIC Trust”).

At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Target Fund into the Nationwide Core Plus Bond Fund (the “Acquiring Fund”), a newly organized series of Nationwide Mutual Funds (the “NMF Trust”), as described more fully in the Plan (the “Reorganization”).  The Target Fund and the Acquiring Fund may each be referred to herein as a “Fund” or may be collectively referred to herein as the “Funds.”

If the Reorganization is approved by the Target Fund’s shareholders on the effective date of the proposed Reorganization, Target Fund shareholders will be issued Institutional Class shares of the Acquiring Fund (“Acquiring Fund Shares”).

The Meeting will be held at the principal executive offices of the AIC Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 10:00 a.m. ET on April 4, 2013.  The Board of Trustees of the AIC Trust (“AIC Board” or “AIC Trustees”) is soliciting these proxies on behalf of the Target Fund.  The AIC Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.  This Proxy Statement/Prospectus will first be sent to shareholders on or about March 5, 2013.

The Target Fund and the Acquiring Fund are each registered, open-end management investment companies (more commonly referred to as “mutual funds”).  If the Target Fund’s shareholders vote to approve the Plan, shareholders of the Target Fund will receive Acquiring Fund Shares having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan.  After the Acquiring Fund Shares are distributed, the Target Fund will be liquidated and dissolved.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting.

You should retain this Proxy Statement/Prospectus for future reference.  Additional information about the Target Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

•
The prospectus of the AIC Trust on behalf of the TS&W Fixed Income Portfolio, dated March 1, 2012, as supplemented and amended to date (File No. 811-06400; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001135428-12-000087) (the “Target Fund Prospectus”);

•
The prospectus of the NMF Trust on behalf of the Nationwide Core Plus Bond Fund, dated December 14, 2012, as revised February 27, 2013, (File No. 811-08495; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-13-079725), which is also enclosed herewith (the “Acquiring Fund Prospectus”); and

•	A statement of additional information (“SAI”) dated December 14, 2012, (File No. 333-186160), relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling 1-866-487-9386 or by writing to the TS&W Portfolios, P.O. Box 219009, Kansas City, MO, 64121.

You may obtain copies of the Target Fund Prospectus, related SAI, or annual or semiannual reports of the AIC Trust without charge by contacting the AIC Trust at 1-866-487-9386; by visiting https://www.tswinvest.com/products/product-mf.aspx?productID=85 or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Fund Prospectus, which accompanies this Proxy Statement/Prospectus, is intended to provide you with additional information about the Acquiring Fund.  The Acquiring Fund is newly organized and currently has no assets or liabilities.  The Acquiring Fund was created specifically for the purpose of acquiring the assets and liabilities of the Target Fund in connection with the Plan and will not commence operations until the Closing Date (as defined below) of the Reorganization.  The Acquiring Fund does not have any annual or semiannual reports to date.  You may obtain an additional copy of the Acquiring Fund Prospectus or the related SAI without charge by contacting the NMF Trust at 1-800-848-0920.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY.  MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

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TABLE OF CONTENTS

OVERVIEW	3
On what proposal am I being asked to vote?	3
What is the anticipated timing of the Reorganization?	4
Why is the Reorganization being proposed?	4
Will the portfolio management of the Target Fund change?	4
Who will bear the expenses associated with the Reorganization?	4
What are the federal income tax consequences of the Reorganization?	5
Has the Board of the Target Fund approved the proposed Reorganization?	5
How will the number of shares of the Acquiring Fund that I will receive be determined?	5
How do the fees of the Acquiring Fund compare to those of the Target Fund?	5
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?	6
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Target Fund?	6
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?	6
Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?	6
Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?	6
How many votes am I entitled to cast?	6
How do I vote my shares?	7
What are the quorum and approval requirements for the Reorganization?	7
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	7
What happens if the Reorganization is not approved by the Target Fund’s shareholders?	7
COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND	7
Comparison of Fee Tables	7
Expense Example	8
Comparison of Investment Objectives, Strategies and Risks	9
Comparison of Fundamental and Non-Fundamental Investment Policies	13
Comparison of Portfolio Turnover	13
Comparison of Fund Performance	13
Comparison of Investment Advisers and Other Service Providers	13
Comparison of Share Classes and Distribution Arrangements	15
Comparison of Purchase, Redemption and Exchange Procedures	16
Comparison of Dividend and Distribution Policies and Fiscal Years	18
Comparison of Business Structures, Shareholder Rights and Applicable Law	18
BOARD CONSIDERATIONS	23
THE PROPOSED REORGANIZATION	24
Agreement and Plan of Reorganization	24
Description of the Securities to be Issued	25
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	25
PRO FORMA CAPITALIZATION	26
ADDITIONAL INFORMATION ABOUT THE FUNDS	27
Financial Highlights	27
VOTING INFORMATION	27
Solicitation of Votes	28
Quorum and Voting Requirements	29
Effect of Abstention and Broker “Non-Votes”	29
Adjournment	29
Other Matters	29
Future Shareholder Proposals	29

Record Date and Outstanding Shares	30
WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS	30
APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – TARGET FUND’S FINANCIAL HIGHLIGHTS	B-1

OVERVIEW

The following is a brief overview of the proposal to be voted upon at the Meeting scheduled for April 4, 2013.   Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as the Plan, the Target Fund Prospectus, the Acquiring Fund Prospectus, and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Shareholders should read the entire Proxy Statement/Prospectus, the Target Fund Prospectus and the Acquiring Fund Prospectus (which is included herewith) carefully for more complete information.  If you need another copy of the Proxy Statement/Prospectus, please call the AIC Trust at 1-866-487-9386 (toll-free).

On what proposal am I being asked to vote?

As a Target Fund shareholder, you are being asked to vote on the approval of an Agreement and Plan of Reorganization.  The Plan provides for: (i) the acquisition by the NMF Trust, on behalf of the Acquiring Fund, of all of the property, assets and goodwill of the Target Fund, in exchange solely for Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) the pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as practicable after the closing (the “Proposal”).

As a result of the Reorganization (if approved by shareholders), each Target Fund shareholder will become a shareholder of the Acquiring Fund and will receive Acquiring Fund Shares having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan.

The Reorganization of the Target Fund into the Acquiring Fund is currently scheduled to take place as of the opening of business on April 22, 2013, or such other date and time as the parties may agree (the “Closing Date”).

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should redeem their shares prior to the completion of the Reorganization.  If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them at redemption.  If, instead, you receive Acquiring Fund shares in exchange for your Target Fund shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange.  For more information about the tax consequences of the Reorganization, please refer to the “Federal Income Tax Consequences of the Reorganization” section below.

The Plan is subject to certain closing conditions and may be terminated at any time by mutual consent of the AIC Trust and the NMF Trust, by the NMF Trust if any condition precedent to its obligations has not been fulfilled or waived by the NMF Trust, or by the AIC Trust if any condition precedent to its obligations has not been fulfilled or waived by the AIC Trust.

You should consult the Acquiring Fund Prospectus for more information about the Acquiring Fund and the Target Fund Prospectus for more information about the Target Fund, which have been incorporated by reference into this Proxy Statement/Prospectus.  In addition, a copy of the Acquiring Fund Prospectus accompanies this Proxy Statement/Prospectus.  For more information regarding shareholder approval of the Reorganization, please refer to the “The Proposed Reorganization” and “Voting Information” sections below.  A form of the Plan is attached hereto as Appendix A to this Proxy Statement/Prospectus.  For more information regarding the calculation of the number of Acquiring Fund shares to be issued, please refer to the “How will the number of shares of the Acquiring Fund that I will receive be determined?” section below.

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on April 4, 2013.  If all necessary approvals are obtained, the proposed Reorganization will likely take place in the second quarter of 2013, and is currently scheduled to take place upon the opening of business on April 22, 2013.

Why is the Reorganization being proposed?

Thompson Siegel & Walmsley LLC (“TSW”), the investment adviser to the Target Fund, believes that reorganizing the Target Fund into the Acquiring Fund will be beneficial to the Target Fund and its shareholders in that it will provide the Target Fund with access to NMF Trust’s large distribution platform, which could provide potential asset growth opportunities, greater efficiencies and economies of scale that could benefit the Target Fund and its shareholders.

The Acquiring Fund is a new series within the NMF Trust that was created specifically for the purpose of acquiring the assets and liabilities of the Target Fund. If the Reorganization is approved, TSW will serve as the subadviser of the Acquiring Fund and the current portfolio manager of the Target Fund will serve as the portfolio manager of the Acquiring Fund, subject to the supervision of Nationwide Fund Advisors (“NF Advisors”), the investment adviser to the Acquiring Fund, and the Board of Trustees of the NMF Trust (the “NMF Board” or “NMF Trustees”).  TSW does not expect that the proposed Reorganization will result in a change in the level or quality of services shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund.  In addition, the investment objective of the Target Fund is identical to the investment objective of the Acquiring Fund and the investment strategies and policies of the Target Fund and the Acquiring Fund are also substantially similar.  Further, Target Fund shareholders will benefit from a tax-free exchange (except with respect to any anticipated capital gain distributions) of their Target Fund shares for Acquiring Fund shares.  The proposed Reorganization has been carefully reviewed and approved by the Board of Trustees of the AIC Trust (“AIC Board” or “AIC Trustees”) and the NMF Board.  The AIC Trustees recommend that you vote FOR the proposed Reorganization.  For information regarding the factors that were considered by the AIC Trustees when approving the proposed Reorganization, please refer to the section below entitled “Board Considerations”.

Will the portfolio management of the Target Fund change?

No.  As stated above, if the Reorganization is approved, TSW will serve as the subadviser of the Acquiring Fund and the same portfolio manager that currently manages the Target Fund will be the portfolio manager of the Acquiring Fund.  NF Advisors will serve as investment adviser to the Acquiring Fund, will manage the investment of the Acquiring Fund’s assets and will supervise the daily business affairs of the Acquiring Fund, subject to the supervision of the NMF Board.  NF Advisors also will evaluate and monitor the performance of TSW.  The NMF Trust and NF Advisors have received an exemptive order from the SEC for a multi-manager structure (the “Manager of Managers Order”) that allows NF Advisors to hire, replace or terminate an unaffiliated subadviser, such as TSW, with the approval of the NMF Board but without the approval of shareholders. The Manager of Managers Order also allows NF Advisors to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the NMF Board but without shareholder approval.  Although the Manager of Managers Order applies to the Acquiring Fund, neither NF Advisors nor the NMF Board has any current intention of replacing or terminating TSW as subadviser to the Acquiring Fund in reliance on the Manager of Managers Order.

Who will bear the expenses associated with the Reorganization?

The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be allocated between TSW and NF Advisors.  Neither the Target Fund nor the Acquiring Fund will bear any related costs of the Reorganization.  In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the AIC Trust and the NMF Trust, TSW and NF Advisors and their affiliates, or, if necessary, a communications firm retained for this purpose.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of counsel to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Federal Income Tax Consequences of the Reorganization” (although there can be no assurance that the Internal Revenue Service will agree with such opinion).   Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization.  In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences of the Reorganization” section below.

Has the Board of the Target Fund approved the proposed Reorganization?

The AIC Board has approved the Reorganization and the Plan and recommends that you vote in favor of the proposed Reorganization.  The AIC Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

For information regarding the factors that were considered by the AIC Trustees, please refer to the section below entitled “Board Considerations”.

How will the number of shares of the Acquiring Fund that I will receive be determined?

As a Target Fund shareholder, you will receive your pro rata share of Acquiring Fund Shares received by the Target Fund in the Reorganization.  The number of Acquiring Fund shares that the Target Fund’s shareholders will receive will be based on the relative net asset values (“NAVs”) of the Target Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date.  The Target Fund’s assets will be valued pursuant to the NMF Trust’s valuation procedures.  The total value of your holdings should not change as a result of the Reorganization.  Although the Target Fund’s assets will be valued, immediately prior to the Closing, under the NMF Trust’s valuation procedures,  such valuation procedures and the AIC Trust’s valuation procedures are substantially the same with respect to fixed income securities. In particular, under both sets of valuation procedures, fixed income securities are valued at the last quoted bid price.  TSW and NF Advisors do not expect any  material difference in the valuation of the Target Fund's assets as a result of using the NMF Trust’s valuation procedures. Based on testing conducted prior to the Reorganization, TSW and NF Advisors have found that the prices of the portfolio securities of the Target Fund determined using the NMF Trust’s valuation procedures were the same as compared to the prices of the portfolio securities determined using the AIC Trust’s valuation procedures.

How do the fees of the Acquiring Fund compare to those of the Target Fund?

The investment advisory fee of the Acquiring Fund is identical to the investment advisory fee of the Target Fund. However, as a result of the proposed Reorganization and after any applicable expense waivers and reimbursements, shareholders of the Target Fund can expect to experience lower expenses as a percentage of average daily net assets as shareholders in the Acquiring Fund after the Reorganization.  As noted in the “Comparison of Fee Tables” section below, TSW currently voluntarily limits the annual operating expenses of the Target Fund to 0.75%.  NF Advisors has contractually agreed to limit the annual operating expenses of the Acquiring Fund to 0.70%, as shown in the table below, subject to the exclusions noted.  Target Fund shareholders would therefore experience a net expense reduction of 0.05% following the proposed Reorganization.

For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?

No.  You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganization, which means that the aggregate value of Acquiring Fund shares issued to you in the Reorganization will be equal to the aggregate value of the Target Fund shares you own immediately prior to the Reorganization.  Holders of Acquiring Fund Shares are eligible to purchase additional Institutional Class shares of the Acquiring Fund.

Please see the sections entitled “Comparison of Fee Tables,” and “Comparison of Purchase, Redemption and Exchange Procedures” below for more information.

How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Target Fund?

They are similar.  For more information concerning the share purchase, redemption and exchange procedures of the Target Fund and the Acquiring Fund, please see the “Comparison of Purchase, Redemption and Exchange Procedures” section below.

Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?

The investment objective of the Acquiring Fund is identical to the investment objective of the Target Fund.  The investment objective of both the Target Fund and the Acquiring Fund are non-fundamental, which means that the AIC Board and the NMF Board, respectively, may change the investment objective of the Target Fund or the Acquiring Fund, respectively, without approval by shareholders of the respective Fund upon 60 days’ written notice to shareholders.  In addition, the investment strategies of the Acquiring Fund are substantially similar to those of the Target Fund.

For a detailed comparison of the Target Fund’s and Acquiring Fund’s investment objectives and strategies and a discussion of certain differences, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks”.

Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?

The fundamental investment policies of the Target Fund and the Acquiring Funds are substantially similar to one another, and include certain investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”).  For more information about the Funds’ fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment Policies.”

Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?

The principal risks of the Acquiring Fund are substantially similar to those of the Target Fund.  For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

How many votes am I entitled to cast?

As a shareholder of the Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund on the record date.  The record date is January 31, 2013 (the “Record Date”).  Completion of the Reorganization is conditioned on the approval of the Reorganization by the Target Fund’s shareholders.

How do I vote my shares?

You can vote your shares in person at the Meeting or by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions.  If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call 1-866-487-9386.

What are the quorum and approval requirements for the Reorganization?

Holders of at least a majority of the total number of shares of the Target Fund that are outstanding as of the Record Date, and who are present in person or by proxy at the Meeting, shall constitute a quorum for the purpose of voting on the Proposal with respect to the Target Fund.  Approval of the Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

If there are not sufficient votes to approve the Proposal or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes.  To facilitate the receipt of a sufficient number of votes, additional action may be needed.  AST Fund Solutions, LLC, a proxy solicitation firm, or other persons who are affiliated with TSW, NF Advisors, the AIC Trust, the NMF Trust or their affiliates, may contact you by mail or telephone.  Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you and solicit your vote.

What happens if the Reorganization is not approved by the Target Fund’s shareholders?

If the shareholders of the Target Fund do not approve the Reorganization, TSW will consider other alternatives including recommending that the AIC Board consider the liquidation of the Target Fund, which could be a taxable event for shareholders of the Target Fund.

COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND
Comparison of Fee Tables

The tables below allow a shareholder to compare the sales charges, management fees and expense ratios of the Target Fund with the Acquiring Fund and to analyze the estimated expenses that the Acquiring Fund expects to bear following the Reorganization.  The shareholder transaction expenses presented below show that there is no sales charge (load) on purchases of Institutional Class shares of the Acquiring Fund.  Therefore, you will not have to pay any sales charge on the Acquiring Fund Shares received as part of the Reorganization.  Annual Fund Operating Expenses are paid by each Fund.  They include management fees, administrative costs and distribution and shareholder servicing fees, including pricing and custody services.  For the Acquiring Fund, Annual Fund Operating Expenses (and related Example Expenses) also are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below are based on expenses for the twelve-month period ended October 31, 2012 for the Target Fund.  The numbers provided in the following expense tables and examples for the Acquiring Fund are estimates because this Fund has not commenced operations as of the date of this Proxy Statement/Prospectus.  As such, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Currently, TSW voluntarily limits the annual operating expenses of the Target Fund to 0.75%.  NF Advisors has contractually agreed to limit the annual operating expenses of the Acquiring Fund to 0.70%, as shown in the table below, subject to the exclusions noted.  Target Fund shareholders would therefore experience a net expense reduction of 0.05% following the proposed Reorganization. The table below does not reflect TSW’s voluntary expense waivers for the Target Fund. If the voluntary expense waiver for the Target Fund were to be included in the calculation of annual fund operating expenses, the difference in fees between the Target Fund and the Acquiring Fund would be less.

TS&W FIXED INCOME PORTFOLIO
NATIONWIDE CORE PLUS BOND FUND – INSTITUTIONAL CLASS

	TS&W Fixed Income Portfolio (Target Fund)	Nationwide Core Plus Bond Fund (Acquiring Fund) and Pro Forma Combined
		Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None

	TS&W Fixed Income Portfolio (Target Fund)	Nationwide Core Plus Bond Fund (Acquiring Fund) and Pro Forma Combined
		Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee1	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses2	0.59%	0.35%3
Total Annual Fund Operating Expenses	1.04%	0.80%
Fee Waiver/Expense Reimbursement	None	(0.10%)4
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.04%5	0.70%
      1    Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.
2   The costs incurred in connection with the Reorganization will be borne by TSW and NF Advisors. These Reorganization expenses have not been reflected in the tables above.
3  “Other Expenses” are based on estimated amounts for the current fiscal year.
4   The NMF Trust and NF Advisors have entered into a written contract limiting operating expenses for the Acquiring Fund to 0.70% until at least February 28, 2015. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, and expenses incurred by the Acquiring Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Acquiring Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the NMF Trust. The NMF Trust is authorized to reimburse NF Advisors for management fees previously waived and/or for expenses previously paid by NF Advisors, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which NF Advisors waived the fees or reimbursed the expenses and the reimbursements do not cause the Acquiring Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.
5   TSW currently voluntarily limits the annual Fund operating expenses of the Target Fund to 0.75%.

Expense Example

The following Examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund currently and on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, and takes into account the expense limitation agreement in effect until February 28, 2015 for the Acquiring Fund. Because the Examples are hypothetical and for comparison only, your actual costs may be higher or lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TS&W Fixed Income Portfolio

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
	$1061	$331	$574	$1,271
Nationwide Core Plus Bond Fund (Acquiring Fund) and Pro Forma Combined
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$245	$434	$980

1           TSW currently voluntarily limits the annual Fund operating expenses of the Target Fund to 0.75%.  Taking into account this voluntary fee waiver, your costs if you sold all of your shares after one year would be $77.

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for one year.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets.  Those factors are beyond the control of the Acquiring Fund and NF Advisors.  The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting combined Fund will retain the Acquiring Fund’s expense structure.

Comparison of Investment Objectives, Strategies and Risks

The following summarizes the investment objectives, strategies and risks of the Target Fund and the Acquiring Fund.  Further information about the Target Fund’s and Acquiring Fund’s investment objectives, strategies and risks are contained in the Target Fund Prospectus, Acquiring Fund Prospectus, and Target Fund’s and Acquiring Fund’s SAIs, which are on file with the SEC.  The Target Fund Prospectus and Acquiring Fund Prospectus are also incorporated herein by reference.

Investment Objective

The Target Fund and the Acquiring Fund have the same investment objective, which is to seek maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The investment objectives of the Target Fund and of the Acquiring Fund are non-fundamental, which means that each Fund’s Board may change the Fund’s investment objective without approval by shareholders of the Fund upon 60 days’ written notice to shareholders.

Investment Strategies

Each of the Target Fund and Acquiring Fund has a policy to invest at least 80% of its net assets in fixed-income securities.  The Target Fund has a policy to invest at least 80% of its net assets in “debt securities.”  The Acquiring Fund has a similar policy to invest at least 80% of its net assets in “fixed-income securities.”  Although the Target Fund and the Acquiring Fund use different words to describe their policies, the Target Fund’s definition of “debt securities” and the Acquiring Fund’s definition of “fixed-income securities” are identical, in that they each include bonds, notes, debentures, preferred stock, convertible securities and other instruments that have debt-like characteristics.  Each Fund generally invests at least 80% of its assets in a diversified mix of investment grade fixed-income securities, and may invest up to 20% of its assets in below investment grade (high yield or “junk”) fixed-income securities.  Although the wording of the 80% policies of the Target Fund and Acquiring Fund differ slightly, the Funds’ 80% policies are substantially similar and the differences are not expected to affect the way the Acquiring Fund is managed.

TSW, the investment adviser of the Target Fund, will continue to serve as subadviser to the Acquiring Fund, subject to the supervision of NF Advisors and the NMF Board.  The management process that TSW will use to select investments for the Acquiring Fund is the same as the management process that it currently uses to select investments for the Target Fund, and the description of the management process in each Fund Prospectus is substantially similar.  The management process of TSW as described in the Acquiring Fund Prospectus is set forth below:

The Fund is designed to provide a diversified portfolio of different types of fixed-income securities.  However, in contrast to a typical core bond strategy, the Fund also invests a portion of its assets in fixed-income securities, such as high-yield bonds, that carry higher risks, but which potentially offer high investment rewards.

In managing the Fund’s assets, the subadviser attempts to moderate interest rate risk, seeking to preserve principal in periods of rising interest rates in an attempt to achieve above-average returns over the long run. The subadviser structures the Fund based largely on its assessment of the following factors:

•	Current economic conditions and trends;
•	The Federal Reserve Board’s management of monetary policy;
•	Fiscal policy;
•	Inflation expectations;
•	Government and private credit demands; and
•	Global conditions.

Once the subadviser has carefully analyzed these factors, it formulates an outlook for the direction of interest rates, and adjusts the average maturity and/or duration of the Fund accordingly.  The subadviser expects the weighted-average maturity of the Fund to range from four to nine years, and its duration to range from three to seven years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

In addition to judgment about the direction of interest rates, the subadviser shifts emphasis among sectors, credit qualities, and coupons based on an analysis of relative values and interest rate spreads.  The liquidity and marketability of individual issues and diversification within the Fund are also considered in the portfolio construction process.   The subadviser may sell a security in order to manage risk, to achieve an attractive total return, or to take advantage of more favorable opportunities.

Investment Risks

The principal risks of investments in the Target Fund and the Acquiring Fund are substantially similar, although the precise identification and description of those risks may differ, and the Target Fund’s disclosure contains a narrower list of risks. The Target Fund presents its investment risks in narrative form, and includes less detail than the Acquiring Fund does in its discussion of credit risk, convertible securities risk, liquidity risk, mortgage-backed securities risk, and preferred stock risk.   Below is a description of the risks of investing in the Target Fund and Acquiring Fund.  The discussion below presents the risks as disclosed in the Acquiring Fund Prospectus.

Neither the Target Fund nor the Acquiring Fund can guarantee that it will achieve its investment objective.  If the value of a Fund’s investments goes down, you may lose money.

Credit risk – a Fund has the risk that the issuer of a debt security will be unable to pay the interest or principal when due.  If an issuer defaults, a Fund may lose money.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the value of a Fund’s investments.  Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities.  Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.  In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.  High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities.  Credit ratings do not provide assurance against default or other loss of money.  If a security has not received a rating, the Fund must rely entirely on the credit assessment of the subadviser.

A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt.  Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.  Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk.  Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government.  Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality.  Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance are not guaranteed.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall.  The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities.  Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.  The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated.  This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

•	increased price sensitivity to changing interest rates and to adverse economic and business developments;
•	greater risk of loss due to default or declining credit quality;
•	greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due; and
•	negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase.  Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities.  To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation.  Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities.  Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Floating- and variable-rate securities – Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate.  Variable-rate securities have interest rates that change at preset times based on the specific measure.  Some floating and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund’s income.  Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk.  A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments.  Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions.  When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all.  An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.  Liquidity risk may also refer to the risk that the Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions.  Funds that invest in non-investment-grade fixed-income securities issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.  Significant redemptions by Fund shareholders who hold large investments in the Fund could adversely impact the Fund’s remaining shareholders.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.  When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled.  When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields.  This risk is known as “prepayment risk.”  Prepayment might also occur due to foreclosures on the underlying mortgage loans.  When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment.  This risk is known as “extension risk.”  Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.  Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally.  Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans.  For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.  The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status.  Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities.  Therefore, they may be subject to greater credit risk than those of debt securities.  Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated.  If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Comparison of Fundamental and Non-Fundamental Investment Policies

As required by the 1940 Act, each Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, diversifying investments and investing in commodities, and has also adopted certain non-fundamental investment policies.  Fundamental investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.  The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar.  There are also no material differences in the non-fundamental investment policies of the Target Fund and the Acquiring Fund.

Further information about each Fund’s fundamental and non-fundamental investment restrictions are contained in the Target Fund’s and Acquiring Fund’s SAIs, which are on file with the SEC.

Comparison of Portfolio Turnover

The Target Fund’s portfolio turnover for its most recent fiscal year ended October 31, 2012 was 104% of the average value of its portfolio.  The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Acquiring Fund’s portfolio turnover rate will likely be similar to that of the Target Fund.

Comparison of Fund Performance

If the Reorganization is approved, the Acquiring Fund will assume and continue the performance history of the Target Fund.  The Acquiring Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance” section of the Target Fund Prospectus, which is incorporated herein by reference.

Comparison of Investment Advisers and Other Service Providers

Investment Advisers

TSW serves as the investment adviser for the Target Fund and will serve as the subadviser of the Acquiring Fund if the Reorganization is approved.  TSW, a Delaware limited liability company located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is an investment adviser registered with the SEC. As of December 31, 2012, TSW had approximately $6.2 billion in assets under management. TSW, an affiliate of Old Mutual (US) Holdings Inc., has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. Old Mutual (US) Holdings Inc. is an indirectly owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

NF Advisors, located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Acquiring Fund’s assets and supervises the daily business affairs of the Acquiring Fund. Subject to the supervision of the NMF Board, NF Advisors also determines the allocation of Acquiring Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NF Advisors was organized in 1999 as an investment adviser for mutual funds. As of December 31, 2012, NF Advisors had approximately $43.9 billion in assets under management. NF Advisors is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”).

For their services as investment advisers, TSW and NF Advisors are entitled to receive the following annual investment advisory fees, paid daily as a percentage of average daily net assets:

Target Fund Annual Fee (as a % of Average Daily Net Assets)	Acquiring Fund Annual Fee (as a % of Average Daily Net Assets)
TSW Fixed Income Portfolio 0.45%	Nationwide Core Plus Bond Fund 0.45% up to $500 million 0.425% on $500 million up to $1 billion 0.40% on $1 billion or more

Portfolio Managers

The portfolio manager for the Acquired Fund will be the same as the current portfolio manager of the Target Fund.

TSW Fixed Income Portfolio
William M. Bellamy, CFA, portfolio manager for the Target Fund since 2002.

Nationwide Core Plus Bond Fund
William M. Bellamy, CFA, portfolio manager for the Acquiring Fund since 2013.

For more information about the management of the Target Fund, please refer to the “Investment Management” section of the Target Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” and “Portfolio Managers” sections of the Target Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus.  A discussion regarding the basis for the AIC Board’s approval of the investment advisory agreement for the Target Fund is available in the Target Fund’s April 30, 2012 semiannual report to shareholders.

For more information about the management of the Acquiring Fund, please refer to the “Fund Management” section of the Acquiring Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Acquiring Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus.  A discussion regarding the basis for the NMF Board’s approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s first annual or semiannual report to shareholders following commencement of operations.

NF Advisors and the NMF Trust have received an exemptive order from the SEC for a multi-manager structure that allows NF Advisors to hire, replace or terminate a subadviser, such as TSW (excluding hiring a subadviser which is an affiliate of NF Advisors), with the approval of the NMF Board but without the approval of shareholders (the “Manager of Managers Order”). The Manager of Managers Order also allows NF Advisors to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the NMF Board but without shareholder approval. If a new unaffiliated subadviser is hired for the Acquiring Fund, shareholders will receive information about the new subadviser within 90 days of the change. The Manager of Managers Order allows the Acquiring Fund greater flexibility to hire, replace, or terminate a subadviser, enabling it to operate more efficiently.

NF Advisors performs oversight and evaluation services for the Acquiring Fund, including the following:

•	initial due diligence on prospective Acquiring Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers; and
•	making recommendations to the NMF Board regarding renewal, modification or termination of a subadviser’s contract.

NF Advisors does not expect to frequently recommend subadviser changes. Where NF Advisors does recommend subadviser changes, NF Advisors periodically provides written reports to the NMF Board regarding its evaluation and monitoring of the subadviser. Although NF Advisors monitors the subadviser’s performance, there is no certainty that any subadviser or the Acquiring Fund will obtain favorable results at any given time. Neither NF Advisors nor the NMF Board currently intends to replace TSW as subadviser to the Acquiring Fund in reliance on the Manager of Managers

Order, but may recommend such action in the future consistent with its obligations to evaluate and monitor the Acquiring Fund’s subadviser(s).

Custodian

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104, provides custodian services for the securities and cash of the Target Fund.  JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, will provide custodian services for the securities and cash of the Acquiring Fund.

Administrator

SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Target Fund’s administrator. As administrator, SEI provides the AIC Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.  Pursuant to a schedule to the Administration Agreement between the AIC Trust and SEI, SEI also serves as the shareholder servicing agent for the Target Fund whereby SEI provides certain shareholder services to the Target Fund. Nationwide Fund Management LLC (“NFM”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, provides various administration and accounting services to the Acquiring Fund, including daily valuation of the Acquiring Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the NMF Board. NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A. to provide certain fund sub-administration services for the Acquiring Fund.

Transfer Agent

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Target Fund’s transfer and dividend disbursing agent.  NFM serves as transfer agent and dividend disbursing agent for the Acquiring Fund. NFM has also entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), dated September 1, 2012, to provide certain sub-transfer agency services for the Acquiring Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042, is the independent registered public accounting firm that serves as the Target Fund’s and Acquiring Fund’s independent registered public accounting firm.

Comparison of Share Classes and Distribution Arrangements

As shown below, the Target Fund will be reorganized into the Acquiring Fund, whereby Target Fund shareholders will be issued Acquiring Fund Shares. The following section describes the different distribution arrangements and eligibility requirements of the Funds.

Distribution of Target Fund and Acquiring Fund Shares

SEI Investments Distribution Co., a wholly owned subsidiary of SEI Investments, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the principal underwriter of the Target Fund pursuant to a written agreement. Nationwide Fund Distributors LLC (“NF Distributors”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, serves as principal underwriter for the Acquiring Fund pursuant to a written agreement.

Class Structure

The Target Fund offers one class of shares, while the Acquiring Fund offers Class A, Institutional Service Class and Institutional Class shares. The shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund in connection with the Reorganization.

The eligibility requirements, distribution and service fees and sales charges of the Target Fund and Acquiring Fund are further described, and the material differences are highlighted, in the following sub-sections.

Eligibility requirements.  Shares of the Target Fund are generally available for purchase by investors, subject to a minimum initial purchase amount of $2,500 ($500 for individual retirement accounts (“IRAs”) and $250 for Spousal IRAs).

Institutional Class shares of the Acquiring Fund are subject to a minimum initial investment of $1,000,000 (waived for Target Fund shareholders receiving Acquiring Fund shares as part of the Reorganization), and are available for purchase exclusively by: (1) funds of funds offered by NF Distributors or other affiliates of the Acquiring Fund; (2) retirement plans for which no third-party administrator receives compensation from the Acquiring Fund; (3) institutional advisory accounts of NF Advisors’s affiliates, those accounts which have client relationships with an affiliate of NF Advisors, its affiliates and their corporate sponsors and subsidiaries and related retirement plans; (4) rollover individual retirement accounts from such institutional advisory accounts; (5) a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution; (6) registered investment advisors investing on behalf of institutions and high net-worth individuals whose advisors derive compensation for advisory services exclusively from clients; (7) high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary; or (8) current holders of Institutional Class shares of any Nationwide Fund.

Additional information about the eligibility requirements to purchase the Target Fund’s and the Acquiring Fund’s shares is available in their respective Prospectuses and SAIs.

Sales Charges.  Shares of the Target Fund and Institutional Class shares of the Acquiring Fund are offered at NAV, without initial sales charges or CDSCs.  You will not pay an initial sales charge and you will not be charged a CDSC on shares of the Acquiring Fund that you receive in connection with the Reorganization.

Distribution Plans and Service Plans. Neither the Target Fund nor the Institutional Class shares of the Acquiring Fund pays service or distribution fees.  For more information about the distribution of the Acquiring Fund’s shares, please refer to the “Investing with Nationwide Funds” section of the Acquiring Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Acquiring Fund’s SAI.

Comparison of Purchase, Redemption and Exchange Procedures

Purchase Procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are similar. The Target Fund and the Acquiring Fund both offer shares through their respective distributors on a continuous basis.  Shares of the Target Fund and the Acquiring Fund may be purchased directly through their respective transfer agents and through other authorized financial intermediaries. The purchase price of each share of the Target Fund and the Acquiring Fund is based on the net asset value next determined after the order is received in proper form by the Target Fund or Acquiring Fund or their respective agents.  Purchases of shares of the Acquiring Fund may be made by mail, telephone or online.

Additional information regarding the purchase procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.

Investment Minimums

Shares of each of the Target Fund and Institutional Class shares of the Acquiring Fund require a minimum investment.  With respect to the Institutional Class shares of the Acquiring Fund, the minimum investment requirement is in addition to the other eligibility requirements discussed above.  The investment minimum required to purchase Institutional Class shares of the Acquiring Fund will be waived in connection with the Reorganization for any Target Fund shareholder whose account balance is less than the required minimum.

The minimum investment requirements for shares of the Target Fund are set forth below:

Minimum investments:
To open an account	$2,500 ($500 for IRAs and $250 for Spousal IRAS)
To add to an account	$100

The Target Fund may accept investments of smaller amounts in its sole discretion.

The minimum investment requirements for Institutional Class shares of the Acquiring Fund are set forth below:

Minimum investments:
To open an account	$1,000,000
Additional investments	No minimum

Minimum investment requirements do not apply to shares received in the Reorganization or to purchases by employees of NF Advisors or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts.  If you purchase shares through an intermediary, different minimum account requirements may apply.  NF Distributors reserves the right to waive the investment minimums under certain circumstances.

Redemption Procedures

The redemption procedures employed by the Target Fund and the Acquiring Fund are similar, with a few exceptions. Shareholders of both the Target Fund and the Acquiring Fund may redeem shares at any time. Generally, both the Target Fund and the Acquiring Fund forward redemption proceeds as promptly as possible, but no later than seven days, with certain limited exceptions. The Target Fund and the Acquiring Fund both make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Fund and the Acquiring Fund reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in-kind). The redemption price of each share of the Target Fund and the Acquiring Fund is based on the net asset value next determined after the redemption request is received in proper form by the Target Fund or the Acquiring Fund or their respective agents.

The Target Fund and the Acquiring Fund have different policies with respect to shareholder accounts with low balances.  The Target Fund reserves the right to redeem shares and close a shareholder’s account if the value of the shareholder’s account falls below 50% of the Target Fund’s required initial investment.   The Target Fund’s policy does not apply to retirement accounts or to certain other accounts, or if changes in the value of an account are caused by market fluctuations unrelated to redemptions.  The Target Fund provides at least 30 days’ notice to allow shareholders to increase their account balance before the account is closed.  The Acquiring Fund reserves the right to charge a $5 quarterly fee, with certain exceptions, when a shareholder’s account balance falls below $2,000 ($1,000 for IRA accounts). In addition, the Acquiring Fund reserves the right to redeem shares and close a shareholder’s accounts if the value of the shareholder’s account falls below $2,000 ($1,000 for IRA accounts) due to a redemption of shares.  The Acquiring Fund provides 60 days’ written notice to allow shareholders to increase their account balance before the account is closed.

Additional information regarding the redemption procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.

Comparison of Exchange Privileges

Shares of the Target Fund may be exchanged for shares of any other TSW fund.  Institutional Class shares of the Acquiring Fund generally may be exchanged for Institutional Class shares of any other series of the NMF Trust, subject to minimum investment requirements, certain limitations, exceptions, and procedures.  For each Fund, exchanges of shares are based on the next determined NAV per share of the Fund after the request to exchange, without any sales charges.

Shareholders of the Target Fund or the Acquiring Fund seeking to exchange their shares are subject to the exchange policies of the fund into which they are seeking to exchange.  In addition, the fund into which a shareholder is seeking to exchange may have different investment objectives, principal investment strategies, risks, fees and other features of which shareholders should be aware before making an exchange. Additional information regarding the Target Fund and the Acquiring Fund, including their exchange privileges, is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.

Exchanges are treated as a sale of fund shares and a purchase of fund shares for tax purposes.

Frequent or Short-Term Trading Policies

The Target Fund and the Acquiring Fund each have policies and procedures to discourage excessive or short-term trading. Each of the Target Fund and the Acquiring Fund reserve the right to reject or limit any order to purchase shares when they believe it is in the best interests of such Fund. A further description of the Target Fund’s and the Acquiring Fund’s policies related to deterring excessive short term trading activity can be found in their respective Prospectuses.  The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies

The Target Fund declares daily and distributes its net investment income, if any, to shareholders as dividends monthly.  Capital gains, if any, may be distributed at least annually.  The Acquiring Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly, and capital gains, if any, may be distributed at least annually.

With respect to both the Target Fund and the Acquiring Fund all income and capital gain distributions are automatically reinvested in shares of the applicable Fund, unless you request in writing a payment in cash.

Additional information regarding the dividend and distribution policies of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectuses.

Fiscal Years

Each of the Target Fund’s and the Acquiring Fund’s fiscal year end is October 31.  As a result, if the Reorganization is approved, as Acquiring Fund shareholders you will receive the Acquiring Fund’s annual and semiannual shareholder reports and updated prospectuses at the same times during the year as you do now as a shareholder of the Target Fund.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The Target Fund is a series of the AIC Trust, a Massachusetts business trust. If the Reorganization is approved, the Target Fund will reorganize into the NMF Trust, a Delaware statutory trust. The following is a discussion of certain provisions of the governing instruments and governing laws of the Target Fund and the Acquiring Fund, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.

Shares. The Trustees of the Target Fund and the Acquiring Fund have the power to issue shares without shareholder approval. The governing documents of the Target Fund and the Acquiring Fund indicate that the amount of shares that the Target Fund and Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

Organization. The Target Fund is a series of the AIC Trust, a Massachusetts business trust (a “MA Trust”) formed under the laws of the Commonwealth of Massachusetts. The AIC Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “Declaration”) and its Bylaws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees. The Acquiring Fund is a series of the NMF Trust, a Delaware statutory trust (a “DE Trust”) pursuant to the Delaware Statutory Trust Act (“Delaware Act”). The NMF Trust is governed by its Second Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and, together with the Declaration of the AIC Trust, the “Declarations”) and its Second Amended and Restated Bylaws, and its business and affairs are managed under the supervision of its Board of Trustees.

Composition of the Board of Trustees. The Board of Trustees of the Target Fund shall be composed of between no less than three nor more than fifteen Trustees, each of whom shall hold office during the lifetime of the AIC Trust or until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

The Board of Trustees of the Acquiring Fund shall be composed of between no less than one nor more than fifteen Trustees, each of whom shall hold office for the lifetime of the NMF Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Target Fund and the Acquiring Fund are not required to hold annual meetings of shareholders.

The Bylaws of the Target Fund provide that special meetings of shareholders may be called by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.

The Bylaws of the Acquiring Fund provide that shareholder meetings may be called by the NMF Board, by the chairperson or by the president or any vice president of the NMF Trust for the purpose of nominating specific persons for election to, or to fill vacancies on, the NMF Board (“Nominations”) and taking action upon any other business matter deemed by the NMF Board to be necessary or desirable (“Business Proposals”). A shareholder meeting must be called by the chairperson, the president or any vice president of the NMF Trust by proper written request from: (a) with respect to Nominations or removing a Trustee, shareholders holding not less than 10% of the outstanding shares of the NMF Trust on the date the written request is received at the offices of the secretary of the NMF Trust; or (b) with respect to Business Proposals, shareholders holding not less than a majority of the outstanding shares of the NMF Trust on the date the written request is received at the offices of the secretary of the NMF Trust.

Submission of Shareholder Proposals. For the Acquiring Fund, a shareholder making a proposal at a shareholder meeting must: (i) have promptly provided to the NMF Trust any other information reasonably requested by the NMF Trust; (ii) have been a shareholder of record at the time that the written request was submitted to the secretary of the NMF Trust and must be a shareholder of record at the time of the shareholder meeting; (iii) be entitled to vote at the shareholder meeting; (iv) the Trustees must determine that the proposal is lawful and proper to bring before the shareholder meeting; (v) the shareholder or its proxy must attend the shareholder meeting and present the proposal at the shareholder meeting, as it may be adjourned from time to time; and (vi) the requesting shareholder must pay the NMF Trust in advance the reasonably estimated cost of preparing and mailing the notice, proxy card and proxy statement relating thereto, with respect to each proposal, which an authorized officer of the NMF Trust shall determine and specify to the requesting shareholder.

The Target Fund does not have provisions in its governing instruments that require shareholders to provide advance notice to the Target Fund in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Target Fund and the Acquiring Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.

For nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of a DE Trust, written notice must be delivered to the secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the secretary of the DE Trust no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th date after such meeting is publicly announced or disclosed. Specific information, as set forth in the Bylaws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.

Number of Votes; Aggregate Voting.  The governing instruments of both the Target Fund and the Acquiring Fund provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of Trustees. The governing instruments of the Acquiring Fund provide that all shares shall be voted together, except when the matter affects the interests of one or more series (or classes), and then only the shareholders of the affected series (or classes) are entitled to vote. The governing instruments of the Target Fund provide that all shares shall be voted by individual series or class, except (1) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series or class, and (2) when the AIC Trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote.

Derivative Actions.  Shareholders of the Target Fund have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Fund or its shareholders. Such shareholders have the power to vote to the same extent as the stockholders of a Massachusetts corporation.

The governing instruments for the Acquiring Fund state that a shareholder may bring a derivative action on behalf of the NMF Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the NMF Board and, unless a demand is not required, shareholders who hold at least 10% of the outstanding shares must join in the demand for the NMF Board to commence an action, and the NMF Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.

Right to Vote.  The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental.  Shareholders of the Target Fund and the Acquiring Fund also have the right to vote on certain matters affecting the Target Fund and the Acquiring Fund or a particular share class thereof under their respective governing instruments and applicable state law. Target Fund shareholders have the right to vote only (1) for the election or removal of Trustees; (2) with respect to any investment adviser as provided in the Declaration of the AIC Trust; (3) with respect to any termination of the AIC Trust or the Target Fund to the extent and as provided in the Declaration of the AIC Trust; (4) with respect to any amendment of the Declaration of the AIC Trust to the extent as provided in the Declaration of the AIC Trust; (5) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the AIC Trust or the shareholders; and (6) with respect to such additional matters relating to the AIC Trust as may be required by law, by the Declaration of the AIC Trust, by the Bylaws or by any registration of the AIC Trust with the SEC or any state, or as the AIC Trustees may consider necessary or desirable.  Acquiring Fund shareholders have the right to vote (1) for the election of Trustees; (2) for the removal of Trustees; (3) on matters set forth in the Declaration of the NMF Trust; (4) on the amendment of the Declaration of the NMF Trust; (5) on the amendment of the Bylaws as set forth in the Bylaws; (6) on such additional matters as may be required by the Declaration of the NMF Trust, the Bylaws, the 1940 Act, other applicable law and any registration statement of the NMF Trust; and (7) on such other matters as the NMF Board may consider necessary or desirable.

Quorum and Voting. If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.  Except as otherwise provided by the 1940 Act, for the AIC Trust, a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Trustees.  Except as otherwise provided by the 1940 Act or other applicable law, for the NMF Trust, 40% of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Trustees.

Amendment of Governing Instruments. Except as described below, the Trustees of the Target Fund and the Acquiring Fund have the right to amend, from time to time, the governing instruments. For the Target Fund, the Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority. For the Acquiring Fund, the Bylaws may be amended, restated or repealed, or new Bylaws may be adopted, by (i) the affirmative vote of a majority of votes cast at a shareholders meeting called for that purpose where a quorum of shareholders of the Acquiring Fund are present; (ii) the Board, by a vote of a majority of the Trustees present at a meeting at which a quorum is present; or (iii) pursuant to Article VIII, Section 2(a) of the Declaration of the NMF Trust and Section 3815(f) of the Delaware Act.

For the Target Fund, the Declaration of the AIC Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series as classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series or classes affected and no vote of shareholders of a series or of classes not affected shall be required. Amendments having the purpose of changing the name of the AIC Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of the AIC Trust shall not require authorization by shareholder vote.

For the Acquiring Fund, the Declaration of the NMF Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board and, to the extent required by the Declaration of the NMF Trust, the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, by approval of such amendment by the shareholders in accordance with Article III, Section 6 and Article V of the Declaration of the NMF Trust; provided, however, that no restatement or amendment may be made to the Declaration of the NMF Trust or the Bylaws that would change any rights with respect to any shares by reducing the amount payable thereon upon the liquidation of the NMF Trust or by diminishing or eliminating any voting rights pertaining to reducing the amount payable thereon upon liquidation of the NMF Trust, except with the vote or consent of the holders of two-thirds of the shares outstanding and entitled to vote.

 Mergers, Reorganizations and Conversions. The governing instruments of the Target Fund provide that the Target Fund may (1) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any series.

For the Acquiring Fund, the vote of a majority of the Trustees may cause the Acquiring Fund to (i) merge or consolidate with or into one or more statutory trusts or “other business entities” (as defined in Section 3801 of the Delaware Act) formed or organized or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction; (ii) convert to an “other business entity” (as defined in Section 3801 of the Delaware Act) formed or organized under the laws of the State of Delaware as permitted pursuant to Section 3821 of the Delaware Act; (iii) the shares of the Acquiring Fund to be converted into beneficial interests in another statutory or business trust (or series thereof) created pursuant to the Acquiring Fund’s governing instruments; (iv) the shares of the Acquiring Fund to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (v) sell, convey and transfer all or substantially all of the assets of the Acquiring Fund to another trust, statutory or business trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, in exchange for cash, shares or other securities, with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities of the Acquiring Fund, the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities. Any such transaction shall not require the vote of the shareholders unless such vote is required by the 1940 Act; provided, however, that the Board shall provide at least 30 days’ prior written notice to the shareholders regarding such transaction.

Termination of a Fund. With respect to the Target Fund, the affirmative vote of the shareholders holding at least a majority of the shares entitled to vote or by the Trustees by written notice to the shareholders, is required for termination of the Target Fund.

The Acquiring Fund may be dissolved upon the vote of the holders of not less than a majority of the shares of the Acquiring Fund cast, or (ii) at the discretion of the Board either (A) at any time there are no shares outstanding of the Acquiring Fund, or (B) upon prior written notice to the shareholders of the Acquiring Fund.

Liability of Shareholders.  The governing instruments for the Target Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of a Fund.  The governing instruments for the Acquiring Fund also contain an express disclaimer of shareholder liability for acts of the NMF Trust and provide for shareholder indemnification if any shareholder is personally held liable for the obligations of the NMF Trust.  The governing instruments for the Target Fund also contain an express disclaimer of personal liability for shareholders.

Liability of Trustees and Officers.  Consistent with the 1940 Act, the governing instruments for the Target Fund and the Acquiring Fund provide that no Trustee or officer shall be subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disqualifying Conduct”).

Indemnification.  The Declaration of the AIC Trust generally provides that any Trustee or officer shall be indemnified by the AIC Trust for any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in settlement thereof.  No indemnification shall be provided to a Trustee or officer: (a) against any liability to the AIC Trust or its shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in Disqualifying Conduct; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the AIC Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in (a) or (b) above) and resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in Disqualifying Conduct by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to full trial-type inquiry), that he did not engage in such conduct (i) by a vote of a majority of the Trustees who are not “interested persons” of the AIC Trust as that term is defined in the 1940 Act, acting on the matter (provided that a majority of such Trustees then in office act on the matter), or (ii) by written opinion of independent legal counsel.

The Declaration of the NMF Trust generally provides that any Trustee or officer shall be indemnified by the NMF Trust against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred, if such person acted, or took no action, as the case may be, in good faith and without any Disqualifying Conduct, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Both the AIC Trust and the NMF Trust may advance expenses incurred in defending any proceedings subject to certain conditions.

BOARD CONSIDERATIONS

The AIC Board considered the Reorganization at a meeting held on November 14, 2012, and the AIC Trustees, including a majority of the Trustees who are not “interested persons” of the AIC Trust as that term is defined in the 1940 Act, approved the Plan.  In approving the Reorganization, the AIC Board determined that: (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders; and (ii) the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the AIC Board considered a number of factors, including the following:

•
the investment objective of the Target Fund is identical to the investment objective of the Acquiring Fund, and the investment strategies and principal risks of the Target Fund are substantially similar to the investment strategies and principal risks of the Acquiring Fund;

•	TSW will continue to serve as subadviser to the Acquiring Fund and the portfolio manager of the Target Fund will continue to serve as the portfolio manager of the Acquiring Fund;

•
TSW does not expect that the Reorganization will result in a change in the level or quality of services shareholders of the Acquiring Fund will receive as compared to the services currently received as shareholders of the Target Fund;

•
the current management fee rate paid by the Target Fund is the same as the management fee to be paid by the Acquiring Fund and, unlike the Target Fund’s management fee, the management fee schedule for the Acquiring Fund includes breakpoints that provide for reduced management fees as assets increase;

•	that the expenses of the Reorganization would not be borne by the Target Fund’s shareholders;

•
NF Advisors has contractually agreed to limit the operating expenses of the Acquiring Fund to 0.70% (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Acquiring Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Acquiring Fund’s business) until at least February 28, 2015;

•
the Acquiring Fund has a large distribution platform and it is anticipated that it could provide asset growth opportunities for the Acquiring Fund, greater operational efficiencies, and economies of scale that could benefit shareholders;

•	that the Reorganization may provide investment benefits, in terms of investible scale and diversification potential;

•	the future prospects of the Target Fund if the Reorganization is not effected, including the Target Fund’s continuing viability as a series of the AIC Trust;

•	the reasonableness of the terms of the Plan; and

•	the fact that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and shareholders of the Target Fund.

The NMF Board has also determined that (i) participation in the Reorganization is in the best interest of the Acquiring Fund; and (ii) the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the Reorganization.

THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

If approved by shareholders of the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund is expected to occur upon the opening of business on April 22, 2013, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan.  Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan.  A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that the Target Fund will convey to the Acquiring Fund all of its property, assets, goodwill and liabilities as of the Closing Date.  In consideration, the Acquiring Fund will deliver to the Target Fund full and fractional Institutional Class shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan.  Immediately after the transfer of its property, assets, goodwill and liabilities, the Target Fund will distribute to its shareholders of record the Acquiring Fund Shares received by the Target Fund, determined as of immediately after the close of business on the last business day before the Closing Date (the “Valuation Date”), on a pro rata basis within that class.  Subsequently, the Target Fund will completely liquidate.

On the Valuation Date, the Target Fund’s assets will be valued pursuant to the NMF Trust’s valuation procedures.  No material pricing difference is expected as a result of applying the NMF Trust’s valuation procedures, rather than the valuation procedures of the AIC Trust, to the Target Fund’s assets. The total value of your holdings should not change as a result of the Reorganization.  Although the Target Fund’s assets will be valued, immediately prior to the Closing, under the NMF Trust's valuation procedures,  such valuation procedures and the AIC Trust’s valuation procedures are substantially the same with respect to fixed income securities. In particular, under both sets of valuation procedures, fixed income securities are valued at the last quoted bid price.  TSW and NF Advisors do not expect any  material difference in the valuation of the Target Fund's assets as a result of using the NMF Trust’s valuation procedures. Based on testing conducted prior to the Reorganization, TSW and NF Advisors have found that the prices of the portfolio securities of the Target Fund determined using the NMF Trust's valuation procedures were the same as compared to the prices of the portfolio securities determined using the AIC Trust’s valuation procedures.

Until the Valuation Date, shareholders of the Target Fund will continue to be able to redeem their shares.  Redemption requests received after the Closing Date will be treated as requests received by Acquiring Fund for the redemption of its shares.

The Plan contains a number of representations and warranties made by the AIC Trust to the NMF Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the NMF Trust to the AIC Trust.  The Plan contains a number of conditions precedent that must occur before either AIC Trust or NMF Trust is obligated to proceed with the Reorganization.  These include, among others, that: (1) the shareholders of the Target Fund approve the Plan with respect thereto; and (2) both the

AIC Trust and NMF Trust receive from Stradley, Ronon, Stevens & Young, LLP the tax opinion discussed below under “Federal Income Tax Consequences of the Reorganization”.

Under the Plan, the AIC Trust and the NMF Trust may agree to terminate and abandon the Reorganization at any time before or after the approval of shareholders of the Target Fund, or either the AIC Trust or the NMF Trust may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.

Approval of the Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less.  See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

If the Reorganization is approved, Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization.  If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.  In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a redemption fee, your redemption proceeds will be reduced by any applicable sales charge or fee.

Description of the Securities to be Issued

Shareholders of the Target Fund will receive full and fractional Institutional Class shares of the Acquiring Fund in accordance with the procedures provided for in the Plan. The number of shares that the Target Fund’s shareholders will receive will be based on the relative net asset values (“NAVs”) of the Target Fund and the Acquiring Fund as of the regular close of business of the NYSE on the Valuation Date.  The shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Each share of the Acquiring Fund represents an equal proportionate interest with each other share of the Fund.  Neither the AIC Trust nor the NMF Trust holds annual meetings of shareholders.  There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholder meeting for the election of Trustees.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code.

The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax consequences that are expected to result from the Reorganization of the Target Fund into the Acquiring Fund are as follows:

•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization pursuant to Sections 361(a), 361(c)(1) and 354(a) of the Code;
•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization pursuant to Section 1032(a) of the Code;

•
the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

•
the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

•
the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund pursuant to Section 358(a)(1) of the Code; and

•
the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the Closing) pursuant to Section 1223(1) of the Code.

Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization.  As a condition to Closing, Stradley, Ronon, Stevens & Young, LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Stradley, Ronon, Stevens & Young, LLP will rely in rendering its opinion.  A copy of the opinion will be filed with the SEC and will be available for public inspection.  See “Where to Find Additional Information about the Funds”.

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Final Dividend or Other Distributions.  The Target Fund may declare one or more dividends or other distributions prior to the Closing as the Fund deems necessary or desirable, including in accordance with its current dividend and distribution policy (see “Comparison of the Target Fund and Acquiring Fund—Comparison of Dividend and Distribution Policies and Fiscal Years” above).  These distributions generally will be taxable to the Target Fund’s shareholders.  If a shareholder holds shares of the Target Fund in a nontaxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

Capital Loss Carryovers. The ability of the Acquiring Fund to carry forward capital losses (if any) of the Target Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization.

General. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain the federal income tax consequences.

PRO FORMA CAPITALIZATION

The following tables show the capitalization of the Target Fund and the Acquiring Fund as of October 31, 2012, and on a pro forma combined basis (unaudited) as of October 31, 2012, giving effect to the proposed Reorganization.  The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated on October 31, 2012, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date.

	TS&W Fixed Income Portfolio (Target Fund)	Nationwide Core Plus Bond Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Nationwide Core Plus Bond Fund (Acquiring Fund)
Net Assets
Institutional Class	$68,903,978	$0	$0	$68,903,978
Net Asset Value Per Share
Institutional Class	10.66	0	0	10.66
Shares Outstanding
Institutional Class	6,461,002	0	0	6,461,002

The total value of your holdings should not change as a result of the Reorganization.  Although the Target Fund’s assets will be valued, immediately prior to the Closing, under the NMF Trust's valuation procedures,  such valuation procedures and the AIC Trust’s valuation procedures are substantially the same with respect to fixed income securities. In particular, under both sets of valuation procedures, fixed income securities are valued at the last quoted bid price.  TSW and NF Advisors do not expect any  material difference in the valuation of the Target Fund's assets as a result of using the NMF Trust’s valuation procedures. Based on testing conducted prior to the Reorganization, TSW and NF Advisors have found that the prices of the portfolio securities of the Target Fund determined using the NMF Trust's valuation procedures were the same as compared to the prices of the portfolio securities determined using the AIC Trust’s valuation procedures.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The Target Fund Prospectus contains additional information for the Target Fund, including the Target Fund’s financial performance for the past five years under the heading, “Financial Highlights”, which is incorporated by reference herein in reliance upon the report of PricewaterhouseCoopers, LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing, and are available free of charge upon request.  In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years. The Acquiring Fund has not commenced operations and, therefore, does not have financial highlights.  Certain sections of the Target Fund’s most recent annual reports are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the AIC Board, to be used at the Meeting.  This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to shareholders of the Target Fund on or about March 5, 2013.  Only shareholders of record as of the close of business on the Record Date, January 31, 2013, will be entitled to notice of, and to vote at, the Meeting.  If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

You can vote in any one of four ways:

•	By mail, with the enclosed Proxy Card;

•	In person at the Meeting;

•	By telephone; or

•	By Internet.

INSTRUCTIONS FOR VOTING BY TELEPHONE

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Call the toll-free number indicated on your Proxy Card.

3.	Have the Proxy Card available at the time of your call.

INSTRUCTIONS FOR VOTING BY INTERNET

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Go to the website indicated on your Proxy Card.

3.	Enter the control number found on the front of your Proxy Card.

4.	Follow the instructions on the website to cast your vote.

We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed Proxy Card.  Use of telephone and Internet voting will reduce the time and costs associated with this proxy solicitation.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the AIC Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of Votes

In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the Trustees of the Target Fund and Acquiring Fund, officers of the AIC Trust or NMF Trust, personnel of the Target Fund’s administrator or distributor, and personnel of the Target Fund’s transfer agent, or broker-dealer firms.

AST Fund Solutions, LLC, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $5,000.  It is expected that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Target Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Solicitor representative is required to confirm that the person is authorized to direct the voting of the shares.  If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the Proposal described in this Proxy Statement/Prospectus.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus.  The Solicitor representative will record the shareholder’s instructions in the Solicitor's database which records the official tabulation for the proxy meeting.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus or attend the Meeting in person.

The Target Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record.  Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of TSW or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Quorum and Voting Requirements

Holders of at least a majority of the total number of shares of the Target Fund outstanding as of the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Proposal.  Approval of the Proposal requires the affirmative vote of a 1940 Act Majority.

Effect of Abstention and Broker “Non-Votes”

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals.  In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal.  Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the Proposal and the Proposal is the only item being submitted to shareholders for approval at the Meeting, the Target Fund does not expect there to be any broker non-votes on the Proposal.

The Target Fund expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for a beneficial owner will request that the beneficial owner provide the broker-dealer voting instructions as to how to vote their shares.  Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal.  In addition, uninstructed shares held by broker-dealers and not returned to the Target Fund will not be counted as shares present for purposes of a quorum and will have the effect of a vote against the Proposal.

Adjournment

In the event that a quorum is not present at the Meeting, or if insufficient votes in favor of a Proposal are not received by the time of the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. The Meeting may be adjourned by a majority of the votes properly cast upon the question of adjournment.  Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

Other Matters

The AIC Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus.  The AIC Trustees are not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Future Shareholder Proposals

As a general matter, the AIC Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the AIC Trust’s shareholders should send the proposals to the Secretary of Trust c/o The Advisors’ Inner Circle Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials.  If the Reorganization of the Target Fund is approved by its shareholders, there will be no further meetings of shareholders of the Target Fund.

Inclusion of such proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Target Fund’s proxy statement must notify the AIC Trust or the Target Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the AIC Trust at the address set forth above. If a shareholder fails to give notice to the AIC Trust or the Target Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.

If a shareholder wishes to send a communication to the AIC Trustees, such correspondence should be in writing and addressed to the Trustees c/o the Secretary of the AIC Trust, Dianne M. Sulzbach, at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The correspondence will be given to the AIC Trustees for review and consideration.

Record Date and Outstanding Shares

Target Fund

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

The total number of outstanding shares of the Target Fund as of January 31, 2013 is 6,818,562.562.

As of January 31, 2013 , the current officers and Trustees of the AIC Trust in the aggregate beneficially owned less than 1% of the shares of the Target Fund.

As of January 31, 2013 , the persons who owned of record or beneficially 5% or more of the outstanding shares identified of the Target Fund are shown below.  The percentage of the Acquiring Fund that would be owned by the below named shareholders of the Target Fund upon consummation of the Reorganization is expected to remain substantially the same.

Name and Address*	Class; Number of Shares Owned	Percentage of Class Owned
Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	5,089,034.890	74.64%

Acquiring Fund

The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

As of February 27, 2013, the current officers and Trustees of the NMF Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.

As of February 27, 2013, no shares of the Acquiring Fund have been offered.

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS

The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Target Fund files, and the Acquiring Fund will file, reports and other information with the SEC.  Reports, proxy material, registration statements and other information filed

(including the Registration Statement relating to the Acquiring Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Target Fund and the Acquiring Fund and other registrants that file electronically with the SEC.

For more information with respect to the Acquiring Fund concerning the following topics, please refer to the following sections of the Acquiring Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and which accompanies this Proxy Statement/Prospectus: (i) see “Fund Management” for more information about the management of the Acquiring Fund; (ii) see “Investing with Nationwide Funds” for more information about the purchase, redemption, exchange and pricing of shares information of the Acquiring Fund; and (iii) see “Distributions and Taxes” for more information about the Acquiring Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquiring Fund.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance Information” for more information about the performance of the Target Fund; (ii) see “Investment Management” under “Additional Information About The Funds” for more information about the management of the Target Fund; (iii) see “Summary Information About Purchasing And Selling Shares, Taxes and Financial Intermediary Compensation” for more information about the purchase, redemption, exchange and pricing of shares information of the Target Fund; (iv) see “Dividends and Distributions” for more information about the Target Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of this ___ day of ___________, 2013, by and between the Nationwide Mutual Funds (the “NMF Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania  19406, on behalf of the Nationwide Core Plus Bond Fund, (hereinafter the “Acquiring Fund”), a series of the NMF Trust, and The Advisors’ Inner Circle Fund (the “AIC Trust”), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania, 19456, on behalf the TS&W Fixed Income Portfolio (hereinafter the “Target Fund”), a series of the AIC Trust. The NMF Trust and the AIC Trust, on behalf the Acquiring Fund and the Target Fund, respectively, are hereinafter collectively referred to as the “parties.”  Other than the Target Fund and the Acquiring Fund, no other series of either the AIC Trust or the NMF Trust are parties to this Agreement. Nationwide Fund Advisors, a Delaware statutory trust (“NFA”), and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (“TSW”), each join this Agreement solely for the purposes of Sections 10 and 13.

Target Fund shareholders are to be issued Institutional Class shares of beneficial interest, without par value, of the Acquiring Fund (“Acquiring Fund Shares”).

PLAN OF REORGANIZATION

The reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the NMF Trust on behalf of the Acquiring Fund of all of the property, assets and goodwill of the Target Fund in exchange for both Acquiring Fund Shares and the assumption by the NMF Trust on behalf of the Acquiring Fund of all of the Liabilities (as defined in Section 1 below) of the Target Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund currently is a shell series, without assets or liabilities, other than as noted in Section 5(j) below, created for the purpose of acquiring the Assets and Liabilities (each term as defined in Section 1 below) of the Target Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of the Target Fund

(a)           Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the NMF Trust herein contained, the AIC Trust will sell, convey, transfer and deliver to the NMF Trust, on behalf of the Acquiring Fund, at the Closing provided for in Section 3, all of the then-existing property, assets and goodwill (“Assets”) of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the Effective Date of the

Reorganization, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Target Fund's costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Target Fund as liability reserves, subject to Section 10, (2) subject to clause (3), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those Liabilities that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent Liabilities as the trustees of the AIC Trust shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall have been established on the books of the Target Fund.  “Liabilities” shall mean all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise.  To the extent that any Liabilities of the Target Fund, whether known or unknown, are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume any and all such Liabilities.

Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the AIC Trust herein, the NMF Trust agrees that at the Closing (i) the Acquiring Fund shall assume and pay when due all Liabilities (reflected in the statement of assets and liabilities to be provided under Sections 4(g) and 7(g) of this Agreement) of the Target Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3 hereof) and which have not been discharged by the AIC Trust prior to the Closing as provided in Section 1(a); and (ii) the NMF Trust shall deliver to the AIC Trust the number of full and fractional Acquiring Fund Shares, determined by dividing the net asset value per share of the Target Fund as of the Close of Business on the Valuation Date by the net asset value of the Acquiring Fund Shares as of the Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the Target Fund, provided, however, that the number of Acquiring Fund Shares to be so issued shall not exceed the number of shares determined by dividing the total net assets of the Target Fund, determined as of the Valuation Date, by the net asset value per share of the Acquiring Fund Shares as of the Valuation Date.  The Acquiring Fund Shares received shall be distributed pro rata to the shareholders of the Target Fund of record as of the Close of Business on the Valuation Date.

(b)           In order to effect the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof, the NMF Trust will establish an open account of the Acquiring Fund for each record shareholder of the Target Fund and, on the Effective Date of the Reorganization, will credit to such account the full and fractional shares of beneficial interest, without par value, of the Acquiring Fund Shares received by each such record shareholder as described in Section 1(a).  Fractional shares of the Target Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place.  Simultaneously with the crediting of Acquiring Fund Shares to the shareholders of record of the Target Fund, the shares of the Target Fund held by such shareholders shall be cancelled.  As soon as practicable following the Closing, the AIC Trust shall dissolve the Target Fund pursuant to a liquidation plan duly adopted by the Board of Trustees of the AIC Trust.

(c)           With respect to the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquiring Fund share certificates therefor, to exchange Acquiring Fund Shares for shares of other investment companies, to effect an account transfer of such Acquiring Fund Shares or to pledge or redeem such Acquiring Fund Shares until such Target Fund shareholder has surrendered all his or her outstanding certificates for Target Fund shares, or in the event of lost certificates, posted adequate bond.

(d)           At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

2.Valuation

(a)           The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date by the administrator of the Acquiring Fund by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities using the valuation procedures described in the NMF Trust’s currently effective prospectus and statement of additional information with respect to the Acquiring Fund (“Acquiring Fund’s Valuation Procedures”).

(b)           The NAV of an Acquiring Fund Share shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the Acquiring Fund’s Valuation Procedures.

(c)           As part of its due diligence process, the AIC Trust has received the Acquiring Fund’s Valuation Procedures.  Based on testing conducted prior to the execution of this Agreement, the administrator of the Target Fund, on behalf of the AIC Trust, and the administrator of the Acquiring Fund, on behalf of the NMF Trust, have found that the prices of the portfolio securities of the Target Fund determined using the Acquiring Fund’s Valuation Procedures did not result in material differences as compared to the prices of the same portfolio securities determined using the AIC Trust’s valuation procedures.  Upon the request of the AIC Trust, the NMF Trust will coordinate with the administrator of the Acquiring Fund to provide a valuation check regarding whether the use of the Acquiring Fund’s Valuation Procedures will  result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the AIC Trust’s valuation procedures, such additional valuation check to be conducted within one week of the Closing Date on a mutually agreeable date.  Further, the NMF Trust covenants that it will not make any material changes to the Acquiring Fund’s Valuation Procedures prior to the Closing Date without providing the AIC Trust with written notice of such changes at least ten days prior to the effective date of such material changes.

3.Closing and Valuation Date

(a)           The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Target Fund to the NMF Trust, on behalf of the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Liabilities of the Target Fund; and (ii) the issuance and delivery of Acquiring Fund Shares in accordance with Section 1, together with related acts necessary to consummate such transactions.  Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement is considered and approved, the Closing shall occur on _________, 2013 or such other date as the officers of the parties may mutually agree, and shall be effective on the next business day following the Valuation Date (“Effective Date of the Reorganization”).  The Closing shall take place at the principal office of the _________________________ at approximately _____ Eastern Daylight Time or Eastern Standard Time, as applicable, on the Valuation Date.

(b)           Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (i) the NYSE shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or such other exchange or market where the Target Fund’s assets are traded shall be disrupted so that, in the judgment of the NMF Trust or AIC Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund is practicable in the judgment of the NMF Trust and AIC Trust.

(c)           The AIC Trust shall provide, as of the Closing, for delivery of the Assets of the Target Fund to be transferred to the Custodian of the Acquiring Fund.  Also, the AIC Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates, if any, and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief.

(d)           The NMF Trust shall issue and deliver a certificate or certificates providing evidence satisfactory to the AIC Trust in such manner as the AIC Trust may request that Acquiring Fund Shares to be delivered at the Closing have been registered in an open account of the Acquiring Fund on the books of the NMF Trust.

(e)           Each of the AIC Trust and the NMF Trust shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets and assumption of Liabilities and liquidation contemplated in this Agreement.

4.Representations and Warranties by the AIC Trust

The AIC Trust represents and warrants to the NMF Trust that:

(a)           The AIC Trust is a Massachusetts voluntary association (commonly known as a business trust) created under the laws of the Commonwealth of Massachusetts on July 18, 1991 and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder.  The AIC Trust, of which the Target Fund is a series of shares of beneficial interest, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Target Fund issued and outstanding have been offered and sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital and in compliance with all applicable registration requirements of state securities laws, including blue sky laws.

(b)           The AIC Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for the Target Fund.  Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable, has full voting rights, and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.

(c)           The current prospectus and statement of additional information of the Target Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.  The Target Fund currently is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information.  The value of the net assets of the Target Fund currently is determined, and since its organization has been determined, using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, each as of such time that the applicable rules, regulations or policies were in effect.  There have been no known miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on the Target Fund’s properties or assets at the time of this Agreement.

(d)           The financial statements appearing in the Target Fund’s  Annual Report to Shareholders for its most recently completely fiscal year, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to the NMF Trust, and any subsequent unaudited financial statements of the Target Fund provided to the NMF Trust prior to the Closing,  fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(e)           The Target Fund has no known Liabilities of a material nature other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2012, those incurred pursuant to this Agreement and those incurred in the ordinary course of the Target Fund’s business as an investment company since such date.  Prior to the Effective Date of the Reorganization, the Target Fund will advise the Acquiring Fund of all known Liabilities incurred by it subsequent to October 31, 2012, whether or not incurred in the ordinary course of business.

(f)           The books and records of or relating to the Target Fund (including all books and records required to be maintained under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”) and the rules and regulations under the 1940 Act and the Code) made available to the NMF Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the AIC Trust and the Target Fund.

(g)           The statement of assets and liabilities of the Target Fund to be furnished by the AIC Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 hereof will accurately reflect the NAV of the Target Fund and each of the outstanding shares of beneficial interest of the Target Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis. The Target Fund has no known Liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year.

(h)           At the Closing, the AIC Trust will, on behalf of the Target Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (g) above, free and clear of all liens or encumbrances of any nature whatsoever except liens or encumbrances of which the Acquiring Fund has received written notice and such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business.

(i)           The AIC Trust has the necessary power and authority to conduct its business and the business of the Target Fund as such businesses are now being conducted.

(j)           The AIC Trust is not a party to or obligated under any provision of its Certificate of Trust, as amended (the “AIC Certificate”), Amended and Restated Agreement and Declaration of Trust, as amended (the “AIC Declaration of Trust), By-Laws, as amended (the “AIC Bylaws”) or any material contract or any other material commitment or obligation (collectively, “AIC Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(k)           The AIC Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the AIC Trust’s knowledge,

threatened against the AIC Trust, with respect to the Target Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business.  The AIC Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the AIC Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(l)           The AIC Trust, on its own behalf and on behalf of the Target Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval, with respect to the Target Fund, by the shareholders of the Target Fund.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the AIC Trust and all other necessary trust action on the part of the AIC Trust and the Target Fund, executed and delivered by the AIC Trust, on its own behalf and on behalf of the Target Fund, and this Agreement constitutes the legal, valid and binding obligation of the AIC Trust and the Target Fund, enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(m)           Neither the AIC Trust nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(n)           Neither the AIC Trust nor the Target Fund has any unamortized or unpaid organizational fees or expenses of a material amount.

(o)           The AIC Trust has elected to treat the Target Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, the Target Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified for treatment as a RIC for each taxable year since its inception and will so qualify as a RIC as of the Closing, and the consummation of the transaction contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a RIC as of the Closing.

(p)           The AIC Trust has duly and timely filed, on behalf of the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing.  All such returns and reports are true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund.  On behalf of the Target Fund, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year.  To the knowledge of the AIC Trust, no return filed by it, on behalf of the Target Fund, is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Target Fund.

(q)           The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.

(r)           The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations,  and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(s)           The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return.

(t)           The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (n) through (s) of this Section 4.

5.Representations and Warranties by the NMF Trust

The NMF Trust represents and warrants to the AIC Trust that:

(a)           The NMF Trust is a statutory trust created under the laws of the State of Delaware on September 1, 2004, and is validly existing and in good standing under the laws of that State.  The NMF Trust, of which the Acquiring Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing.  The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets or liabilities and will have no issued or outstanding shares other than as described in this Agreement.  The NMF Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(b)           The NMF Trust is authorized to issue an unlimited number of Acquiring Fund Shares.  The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

(c)           At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be an unlimited number of Acquiring Fund Shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(d)           The NMF Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund as such businesses are then being conducted by the AIC Trust and the Target Fund.

(e)           The NMF Trust is not a party to or obligated under any provision of its Certificate of Trust, Second Amended and Restated Agreement and Declaration of Trust, as amended (the “NMF Declaration of Trust”), Second Amended and Restated Bylaws (the “NMF Bylaws”), or any material contract or any other material commitment or obligation (collectively, “NMF Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f)           The NMF Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the NMF Trust’s knowledge, threatened against the NMF Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business.  The NMF Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the NMF Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g)           The NMF Trust, on its own behalf and on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the NMF Trust and all other necessary trust action on the part of the NMF Trust and the Acquiring Fund, executed and delivered by the NMF Trust, on its own behalf and on behalf of the Acquiring Fund, and this Agreement constitutes the legal, valid and binding obligation enforceable against the NMF Trust, on its own behalf and on behalf of the Acquiring Fund, in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(h)           Neither the NMF Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i)           The books and records of or relating to the Acquiring Fund (if any), (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the AIC Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the NMF Trust and the Acquiring Fund.

(j)           The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and Liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

(k)           The NMF Trust intends to elect to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing.

(l)           The NMF Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the time of Closing, such policies and procedures have been appropriately tailored to address the business of the Target Fund.

(m)           The current prospectus and statement of additional information filed as part of the NMF Trust’s registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund and the Acquiring Fund Shares (the “NMF Trust Registration Statement”)

conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the NMF Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

6.Representations and Warranties by the AIC Trust and the NMF Trust

The AIC Trust and the NMF Trust each represents and warrants to the other, with respect to itself and the Target Fund or Acquiring Fund, respectively, that:

(a)           Except as discussed in its currently effective prospectus as of the Closing, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement.  It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(b)           All information provided to the AIC Trust by the NMF Trust, insofar as it relates to the NMF Trust and the Acquiring Fund, and by the AIC Trust to the NMF Trust, insofar as it relates to the AIC Trust and the Target Fund, for inclusion in, or transmittal with, the registration statement on Form N-14 (the “Registration Statement”), which includes a proxy statement/prospectus (the “Proxy Statement/Prospectus”), with respect to this Agreement pursuant to which approval of the Reorganization by vote of the Target Fund’s shareholders will be sought, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Target Fund and at the Effective Date of the Reorganization, (i) complies and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder, and (ii) does not and will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(c)           Except in the case of the AIC Trust with respect to the approval of this Agreement and the Reorganization by vote of the Target Fund’s shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), state securities laws, Delaware statutory trust laws or Massachusetts business trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.Covenants of the AIC Trust

(a)           The AIC Trust covenants to operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and such selling and purchasing of securities and other changes as are contemplated by the Target Fund’s normal operations.

(b)           The AIC Trust undertakes that the AIC Trust and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Target Fund’s shareholders.

(c)           The AIC Trust covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing, shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           The AIC Trust will at the Closing provide the NMF Trust with:

(i)           A statement of the respective adjusted tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund;

(ii)           A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) required by law to be filed by the Acquiring Fund after the Closing;

(iii)           A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation,

(A)           the name, address and taxpayer identification number of each shareholder of record,

(B)           the number of shares of beneficial interest held by each shareholder,

(C)           the dividend reinvestment elections applicable to each shareholder,

(D)           the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder, and

(E)           such information as the NMF Trust may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing.

for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and

(iv)           Copies of all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(e)           As promptly as practicable, but in any case within ninety (90) calendar days after the date of Closing, the AIC Trust shall furnish the NMF Trust a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes that will be carried over by the Target Fund pursuant to Section 381 of the Code.

(f)           The Board of Trustees of the AIC Trust shall cause to be mailed to each shareholder of record of the Target Fund, the Proxy Statement/Prospectus.

(g)           The AIC Trust shall supply to the NMF Trust, at the Closing, the statement of the assets and liabilities described in Section 4(g) of this Agreement in conformity with the requirements described in such Section.  In addition, the AIC Trust shall supply a schedule of portfolio investments as of the Valuation

Date.  The schedule of portfolio investments will present fairly the portfolio investments of the Target Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis.  The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of the AIC Trust, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

(h)             As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders the Acquiring Fund Shares received at the Closing, as set forth in Section 1(a) hereof.

(i)           The AIC Trust agrees that the acquisition of all assets and liabilities of the Target Fund by the NMF Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim.   For the avoidance of all doubt, the AIC Trust hereby assigns to the NMF Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(j)           For the period beginning at the Closing Date and ending no less than six years thereafter, the AIC Trust shall, at no cost or expense to the NMF Trust, provide or cause to be provided “run-off” directors and officers errors and omissions insurance policy(ies) which cover(s) the present and former Trustees and officers of the AIC Trust (“Target Fund Trustees and Officers”), with respect to the Target Fund (“Run-Off Coverage”).  The Run-Off Coverage shall provide the Target Fund Trustees and Officers with coverage equivalent to that provided to the AIC Trust’s trustees and officers under the insurance policy(ies) from time to time in effect with respect to the AIC Trust and its trustees and officers generally, and shall pay any claims of liability covered under such Run-Off Coverage, made after the Closing Date, against the Target Fund Trustees and Officers with respect to the Target Fund, subject to the provisions of Section 8(e) herein.

8.Covenants of the NMF Trust

(a)           The NMF Trust covenants that the Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b)           The NMF Trust covenants to establish and organize the Acquiring Fund so that it may conduct its business in substantially the same manner as the business of the Target Fund is currently conducted between the date hereof and the Closing, including, but not limited to, the making of any necessary regulatory filing, the opening of any accounts and the entering into of any contracts with service providers.   In addition, prior to the Closing, (a) the Trustees of the NMF Trust, on behalf of the Acquiring Fund, shall have authorized the issuance of and the Acquiring Fund shall have issued one share to NFA in consideration of the payment of $10.00, (b) NFA shall have, among other things: (i) approved as the sole initial shareholder the Investment Advisory Agreement between the NMF Trust, on behalf of the Acquiring Fund, and NFA and (ii) in reliance on the NMF Trust’s and NFA’s manager of managers exemptive order, the Investment Sub-Advisory Agreements among the NMF Trust, NFA and TSW, and (c) immediately prior to or contemporaneously with the consummation of the transactions described in this Agreement, the share of the Acquiring Fund acquired by NFA has been or is redeemed for $10.00.

(c)           The NMF Trust will prepare and file with the Commission the Registration Statement, which includes the Proxy Statement/Prospectus, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.

(d)           The NMF Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(e)           To the extent a claim is not covered under the Run-Off Coverage, or the Run-Off Coverage is not sufficient to fully satisfy the claim against the Target Fund Trustees or Officers, acting in their capacities as such, and there remains any liability (“Remaining Liability”), the NMF Trust, on behalf of the Acquiring Fund, agrees to indemnify, including the obligation to advance expenses to, such Target Fund Trustees or Officers for any Remaining Liability to the same extent the AIC Trust, on behalf of the Target Fund, would have been required to indemnify and advance expenses under the AIC Trust’s Declaration of Trust and Bylaws as in effect as of the Closing Date, to the extent permitted by applicable law.  The NMF Trust’s obligation to indemnify Target Fund Trustees or Officers for Remaining Liability shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

9.Conditions Precedent to be Fulfilled by the AIC Trust and the NMF Trust

The respective obligations of the AIC Trust and the NMF Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

(a)           That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice President and by the Secretary or equivalent officer of the party.

(b)           That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c)           That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d)           That this Agreement, the Reorganization and the transactions contemplated hereby for the Target Fund shall have been approved by the appropriate action of the shareholders of the Target Fund at an annual or special meeting or any adjournment or postponement thereof.

(e)           That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Target Fund and/or Acquiring Fund.

(f)           That prior to or at the Closing, the AIC Trust and the NMF Trust shall each receive an opinion from Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) satisfactory to both parties to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the Commonwealth of Massachusetts, the terms of this Agreement and in accordance with customary representations provided by the NMF Trust and the AIC Trust in certificates delivered to Stradley Ronon, as to the Acquiring Fund and the Target Fund:

(i)           The acquisition by Acquiring Fund of all of the assets of Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund, followed by the distribution by Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and Target Fund and Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)           No gain or loss will be recognized by Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

(iii)           No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Target Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund pursuant to Section 1032(a) of the Code;

(iv)           No gain or loss will be recognized by Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code;

(v)           The tax basis of the assets of Target Fund received by Acquiring Fund will be the same as the tax basis of such assets in the hands of Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code;

(vi)           The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund pursuant to Section 1223(2) of the Code;

(vii)           No gain or loss will be recognized by the shareholders of Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii)           The aggregate tax basis of Acquiring Fund Shares received by a shareholder of Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(ix)           The holding period of Acquiring Fund Shares received by a shareholder of Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

(x)           Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

(g)           That each of the Registration Statement and the NMF Trust Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or NMF Trust Registration Statement with respect to the Acquiring Fund Shares or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h)           That the Acquiring Fund Shares to be delivered in accordance with Section 1 hereof shall be eligible for sale by the NMF Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the shares lawfully to be delivered to the shareholders of the Target Fund.

(i)           That the NMF Trust and the Acquiring Fund shall have received in form reasonably satisfactory to the NMF Trust and the Acquiring Fund at the Closing an opinion of Morgan Lewis & Bockius, LLP (“Morgan Lewis”) (which opinion will be subject to certain qualifications reasonably satisfactory to the NMF Trust and the Acquiring Fund) substantially to the effect that (i) the AIC Trust is a business trust validly created and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted, and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the AIC Certificate, AIC Declaration of Trust and AIC Bylaws, (ii) this Agreement has been duly authorized, executed, and delivered by the AIC Trust, on behalf of the Target Fund, and, assuming due authorization, execution and delivery of this Agreement by the NMF Trust, on behalf of the Acquiring Fund, and NFA and TSW and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the AIC Trust and the Target Fund enforceable against the AIC Trust and the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles, (iii) the AIC Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value, of the AIC Trust and of the Target Fund; and assuming that the initial shares of beneficial interest of the Target Fund were issued in accordance with the 1940 Act and the AIC Declaration of Trust and AIC Bylaws of the AIC Trust, and that all other outstanding shares of the Target Fund were issued, sold, and paid for in accordance with the terms of the Target Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable, and has full voting rights, and except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable; (iv) provided that the AIC Trust and the Target Fund acts in accordance with the applicable provisions of the federal securities laws and the shareholder voting requirements of the AIC Declaration of Trust and AIC Bylaws, the Target Fund has the power to sell its Assets as contemplated in the Agreement and (v) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby, including the sale and delivery of the Assets described in this Agreement, will not, violate the AIC Certificate, the AIC Declaration of Trust, the AIC Bylaws, or any provision of any AIC Material Agreement known to such counsel to which the AIC Trust or the Target Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the AIC Certificate, the AIC Declaration of Trust, the AIC Bylaws, and the Target Fund Prospectus, and also with respect to a listing of all AIC Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the AIC Trust whose responsibilities include advising the AIC Trust and the Target Fund with respect to such matters. In connection with the foregoing, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the AIC Trust.

In providing the opinion set forth in this Section 9(i), Morgan Lewis (i) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the NMF Trust, and (ii) may rely upon officers’ certificates and certificates of public officials.

(j)           That the AIC Trust and the Target Fund shall have received an opinion of Stradley Ronon at the Closing, in form satisfactory to the AIC Trust and the Target Fund (which opinion will be subject to certain qualifications satisfactory to the AIC Trust and the Target Fund), to the effect that (i) the NMF Trust is a statutory trust validly created and validly existing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the NMF Certificate, NMF Declaration of Trust and NMF Bylaws, (ii) this Agreement has been duly authorized, executed, and delivered by the NMF Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the AIC Trust, on behalf of the Target Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the NMF Trust and the Acquiring Fund enforceable against the NMF Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles, (iii) the Acquiring Fund Shares to be delivered to the Target Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof, and (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the NMF Trust’s Certificate of Trust, the NMF Declaration of Trust, the NMF Bylaws, or any provision of any NMF Material Agreement known to such counsel to which the NMF Trust or the Acquiring Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the NMF Trust’s Certificate of Trust, the NMF Declaration of Trust, the NMF Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all NMF Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the NMF Trust whose responsibility it is to advise the NMF Trust and the Acquiring Fund with respect to such matters.  In connection with the foregoing, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the NMF Trust.

(k)           The NMF Trust has not made any material changes to the Acquiring Fund’s Valuation Procedures between the date of this Agreement and the Closing Date, except as provided in Section 2(c) herein.

10.Fees and Expenses; Other Agreements

(a)           The NMF Trust represents and warrants to the AIC Trust and the AIC Trust represents and warrants to the NMF Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions described in this Agreement.

(b)           The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, including, but not limited to the preparation and filing of the Registration Statement, registration of the Acquiring Fund Shares, delivery of and solicitation of approval of Target Fund shareholders to the Reorganization pursuant to the Registration Statement, any printing and mailing fees, fees of accountants and attorneys and the costs of holding the Target Fund’s shareholder meeting and soliciting proxies, shall be borne by NFA and TSW as agreed between them in the Fund Adoption Agreement dated October 26, 2012.

11.Termination; Waiver; Order

(a)           Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund) prior to the Closing as follows:

(i)           by mutual consent of the AIC Trust and the NMF Trust;

(ii)           by the NMF Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the NMF Trust; or

(iii)           by the AIC Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the AIC Trust.

(b)           If the transactions contemplated by this Agreement have not been consummated by the later of _______________ or 60 days after the date of the final shareholder meeting at which approval of this Agreement is voted upon by the shareholders of the Target Fund for which such shareholders have not voted upon this Agreement, this Agreement shall automatically terminate on such later date, unless a later date is agreed to by both the AIC Trust and the NMF Trust.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the AIC Trust or the NMF Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

(d)           At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the AIC Trust or the NMF Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the shareholder approval requirement with respect to the Reorganization.

(e)           The respective representations, warranties and covenants contained in Sections 4-8 hereof, other than those set forth in Sections 6(b), 7(i), 7(j) and 8(e), shall expire with, and be terminated by, the consummation of the Reorganization, and neither the AIC Trust nor the NMF Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing.  This provision shall not protect any officer, trustee, agent or shareholder of the AIC Trust or the NMF Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)           If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the AIC Trust or the Board of Trustees of the NMF Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.Liability of the NMF Trust and the AIC Trust

(a)           Each party acknowledges and agrees that all obligations of the NMF Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the NMF Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the NMF Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the AIC Trust nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the NMF Trust, the trustees, officers, employees or agents of the NMF Trust, or any of them.

(b)           Each party acknowledges and agrees that the AIC Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the AIC Trust or the Target Fund entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are not made individually, but in such capacities; and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the AIC Trust personally, but only the assets of the AIC Trust and all persons dealing with any series or funds of the AIC Trust, such as the Target Fund, with respect to all obligations contained in this Agreement, must look solely to the assets of the AIC Trust belonging to such series or fund for the enforcement of any claims against the AIC Trust.

13.Indemnification

(a)           TSW will indemnify and hold harmless the NMF Trust, its Trustees and its officers (for purposes of this Section 13(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Target Fund contained in the Registration Statement or any amendment or supplement thereto in existence prior to the Closing or that is provided by TSW, the AIC Trust or the Target Fund for inclusion in the Registration Statement, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Target Fund required to be stated therein or necessary to make the statements relating to the Target Fund therein not misleading (other than as provided by a service provider to the AIC Trust other than TSW, its affiliates or agents and that TSW did not know, was not, as investment adviser, responsible for knowing, or could not reasonably have known, to be untrue, inaccurate or incomplete), including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of TSW. The Indemnified Parties will notify TSW in writing within ten (10) business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 13(a).  TSW shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 13(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if TSW elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. TSW’s obligation under this Section 13(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that TSW will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 13(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)           NFA will indemnify and hold harmless the AIC Trust, its Trustees and its officers (for purposes of this Section 13(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the NMF Trust or the Acquiring Fund contained in the Registration Statement or any amendment or supplement thereto, provided by NFA, the NMF Trust, or the Acquiring Fund for inclusion in the Registration Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the NMF Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the NMF Trust or the Acquiring Fund therein not misleading,  including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of NFA. The Indemnified Parties will notify NFA in writing within ten (10) business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 13(b).  NFA shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 13(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if NFA elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense.  NFA’s obligation under this Section 13(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that NFA will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 13(b) without the necessity of the Indemnified Parties’ first paying the same.

14.Cooperation and Exchange of Information

(a)           The NMF Trust and the AIC Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes requesting a closing agreement or similar relief from a Taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

(b)           Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund including, without limitation, responsibility for (i) preparing and filing tax returns relating to tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

(c)           The Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the AIC Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the AIC Trust have concluded that, based on their evaluation of the effectiveness of the AIC Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the AIC Trust to the NMF Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the NMF Trust on Forms N-CSR and N-Q for periods ending January 31, 2013, April 30, 2013, and October 31, 2013, which Forms will include information relating to the Target Fund, was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms with respect to the Target Fund’s operations prior to the Closing, and that there have been no changes in the AIC Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since November 1, i, that have materially affected, or are reasonably likely to materially affect, the AIC Trust’s internal control over financial reporting during the relevant periods.

15.Entire Agreement and Amendments

This Agreement and the Fund Adoption Agreement embody the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

16.Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

17.Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

The AIC Trust:
The Advisors’ Inner Circle Fund
One Freedom Valley Drive
Oaks, Pennsylvania, 19456
Attention: Legal Department

To the NMF Trust:
Nationwide Mutual Funds
1000 Continental Drive
 Suite 400
 King of Prussia, Pennsylvania  19406
Attention: General Counsel

18.Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

19.Effect of Facsimile or Electronic Signature

A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

20.Publicity

Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

21.Confidentiality

(a)           The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)           In the event of a termination of this Agreement, the parties  agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

22.Headings

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the AIC Trust and the NMF Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

The AIC Trust, on behalf of the Target Fund

By: ________________________________

Name: ______________________________

Title:  ______________________________

Nationwide Mutual Funds, on behalf of the Acquiring Fund

By: ________________________________

Name: ______________________________

Title: ______________________________

Solely for purposes of Section 10 and 13

Nationwide Fund Advisors

By: ________________________________

Name: ______________________________

Title: ______________________________

Solely for purposes of Section 10 and 13

Thompson, Siegel & Walmsley, LLC

By:  ________________________________

Name: ______________________________

Title: ______________________________

APPENDIX B – TARGET FUND’S FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Target Fund’s financial performance for the fiscal periods indicated. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Target Fund, assuming reinvestment of any dividends and distributions.

This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Target Fund’s audited financial statements, is included in the Target Fund’s Annual Report, dated October 31, 2012.

The tables below set forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$ 10.36	$ 10.61	$ 10.00	$ 8.60	$ 9.98
Income from Operations:
Net Investment Income(1)	0.38	0.44	0.48	0.47	0.48
Net Realized and Unrealized Gain (Loss)	0.51	(0.05)	0.61	1.40	(1.37)
Total from Operations	0.89	0.39	1.09	1.87	(0.89)

Dividends and Distributions:
Net Investment Income	(0.41)	(0.46)	(0.48)	(0.47)	(0.49)
Net Realized Gain	(0.18)	(0.18)	. — .	. — .	. — .
Total Dividends and Distributions	(0.59)	(0.64)	(0.48)	(0.47)	(0.49)
Net Asset Value, End of Year	$ 10.66	$ 10.36	$ 10.61	$ 10.00	$ 8.60
Total Return†	8.88%	3.91%	11.16%	22.23%	(9.35)%

Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$68,904	$61,428	$60,786	$52,344	$44,055
Ratio of Expenses to Average Net Assets(2)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.04%	1.03%	1.00%	1.09%	0.95%
Ratio of Net Investment Income to Average Net Assets	3.63%	4.27%	4.63%	5.01%	4.87%
Portfolio Turnover Rate	104%	93%	89%	147%	103%

B-1

†
Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total return would have been lower had the Adviser not waived a portion of its fees during the period.

(1)	Per share calculations were performed using average shares for the year.
(2	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.
Amounts designated as “—” are either $0 or round to $0.

B-2

TS&W Fixed Income Portfolio PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 4, 2013	small barcode here

The undersigned, revoking prior proxies, hereby appoints Michael Beattie and Dianne Sulzbach, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of TS&W Fixed Income Portfolio, a series of The Advisors’ Inner Circle Fund to be held at the principal executive offices of the Advisors’ Inner Circle Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

SHAREHOLDER REGISTRATION PRINTED HERE
(shows through lower window on outbound envelope)

NOTE: red dotted line boxes are placeholders and are not printed on the final ballots

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-304-5477. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________________
SIGNATURE                                                                    DATE

_______________________________________________________
SIGNATURE (if held jointly)             DATE

_______________________________________________________
Title – if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THREE OPTIONS FOR VOTING YOUR PROXY
1. Internet
Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

2. Telephone	Simply dial toll-free 1-866-304-5477 and have this proxy card available at the time of the call.
3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April, 4, 2013

The proxy statement for this meeting is available at: www.proxyonline.com/docs/tswfixedincome.pdf

TAG ID:	BAR CODE	CUSIP: 123456789

TS&W Fixed Income Portfolio

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:    [X]

PROPOSAL:
FOR	AGAINST	ABSTAIN

1)   1.           To approve an Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition by Nationwide Mutual Funds, a Delaware statutory trust (the “NMF Trust”), on behalf of its series, Nationwide Core Plus Bond Fund (the “Acquiring Fund”), of all of the property, assets and goodwill of the Target Fund, in exchange solely for both shares of beneficial interest, no par value, of the Acquiring Fund and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) the pro rata distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as practicable after the closing (the “Proposal”).
□	□	□

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 123456789

PART B
STATEMENT OF ADDITIONAL INFORMATION
MARCH 1, 2013

REGISTRATION STATEMENT ON FORM N-14 FILED BY
NATIONWIDE MUTUAL FUNDS
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
1-800-848-0920
www.nationwide.com/mutualfunds

Relating to the April 4, 2013 Special Meeting of Shareholders of the TS&W Fixed Income Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “AIC Trust”)

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/ Prospectus dated March 1, 2013 (the “Proxy Statement/Prospectus”) of the Nationwide Core Plus Bond Fund (the “Acquiring Fund”), a series of Nationwide Mutual Funds (the “NMF Trust”), relating specifically to the Special Meeting of Shareholders of the Target Fund that will be held on April 4, 2013.  A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling the AIC Trust toll free at 1-866-487-9386.  You can also access this information at www.tswinvest.com.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/ Prospectus.  The proposed Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

Table of Contents
Page
General Information	2
Incorporation of Documents By Reference into the SAI	2
Pro Forma Financial Information	2

General Information

This SAI relates to the acquisition of all of the property, assets and goodwill of the Target Fund by the Acquiring Fund, in exchange solely for both Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund.  The reorganization of the Target Fund into the Acquiring Fund is currently expected to occur in the second quarter of 2013, at which time there will be a pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund.  Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

Incorporation of Documents By Reference into the SAI

Because the Acquiring Fund was newly created for purposes of this transaction, the Acquiring Fund has not published an annual or semi-annual report to shareholders.  This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Statement of Additional Information dated March 1, 2012, with respect to the Target Fund (previously filed on EDGAR, Accession No. 0001135428-12-000087).

2.
The audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2012 (previously filed on EDGAR, Accession No. 0001193125-13-006276).  No other parts of the Annual Report are incorporated herein by reference.

3.	Statement of Additional Information dated December 14, 2012 with respect to the Acquiring Fund (previously filed on EDGAR, Accession No. 0001193125-12-502921).

Pro Forma Financial Information

Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund.

Pro forma financial information has not been prepared for the reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly organized shell series with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Target Fund.  The Target Fund will be the accounting survivor after the Reorganization.